UNITED STATES

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COMMONWEALTH BIOTECHNOLOGIES, INC.

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COMMONWEALTH BIOTECHNOLOGIES, INC.

601 Biotech Drive

Richmond, Virginia 23235

(804) 648-3820

Dear Shareholder:

CBI cordially invites you to attend a special meeting of shareholders to be held at 10:00 a.m. on Friday, February 9, 2007 at the offices of Commonwealth Biotechnologies, Inc. (“CBI”), 601 Biotech Drive, Richmond, Virginia 23235.

At the special meeting, you will be asked to approve, for purposes of NASD Marketplace Rule 4350, an issuance of CBI common stock which will result in the acquisition of all of outstanding securities of Mimotopes Pty Ltd (“Mimotopes”), an Australian limited company and a wholly-owned subsidiary of PharmAust Chemistry Ltd, an Australian limited company (“Chemistry”). Chemistry, in turn, is a wholly-owned subsidiary of PharmAust Limited, a limited company listed on the Australian Stock Exchange (“PharmAust”). This acquisition will occur subject to the terms of a Stock Purchase Agreement, dated as of November 24, 2006, by and between Chemistry, PharmAust and CBI. CBI’s Board of Directors unanimously recommends the approval of this proposal.

In addition, you will be asked to act on such other business as may properly come before the special meeting.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition. Whether or not you plan to attend the special meeting, CBI urges you to read this material carefully. I look forward to seeing you at the meeting.

Sincerely,

/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D. Chief Operating Officer and Chairman

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS, CBI URGES YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY.

COMMONWEALTH BIOTECHNOLOGIES, INC.

601 Biotech Drive

Richmond, Virginia 23235

(804) 648-3820

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, FEBRUARY 9, 2007

NOTICE IS HEREBY GIVEN that a special meeting of shareholders, including any adjournments or postponements thereof, of Commonwealth Biotechnologies, Inc., a Virginia corporation (“CBI”), will be held at 10:00 a.m. eastern time, on Friday, February 9, 2007, at the offices of CBI at 601 Biotech Drive, Richmond, Virginia 23235, for the following purposes:

•	To consider and vote upon a proposal, for purposes of NASD Marketplace Rule 4350, to effect an issuance of CBI common stock, without par value per share, which will result in the acquisition of all of the outstanding capital stock of Mimotopes Pty Ltd, an Australian limited company and a wholly-owned subsidiary of PharmAust Chemistry (“Chemistry”). Chemistry, in turn, is a wholly-owned subsidiary of PharmAust Limited, an Australian limited company listed on the Australian Stock Exchange (“PharmAust”). This acquisition will be accomplished pursuant to a Stock Purchase Agreement, dated as of November 24, 2006 (the “Stock Purchase Agreement”), by and between Chemistry, PharmAust and CBI (the “Acquisition”).

•	To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

CBI’s Board of Directors has fixed the close of business on December 27, 2006 as the date for which its shareholders are entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. This proxy statement is dated January 10, 2007 and is first being mailed to CBI’s shareholders on or about January 10, 2007. Only the holders of record of CBI common stock on that date are entitled to have their votes counted at the special meeting and any adjournments or postponements thereof. CBI will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by its Board of Directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record of CBI common stock, you may also cast your vote via the Internet or in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. CBI’s Board of Directors unanimously recommends that you vote “FOR” the proposal to effect an issuance of its common stock which will result in the Acquisition.

By Order of the Board of Directors,

/s/ Thomas R. Reynolds
Thomas R. Reynolds Secretary

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE

What is being voted on?

You are being asked to consider and vote upon a proposal, for purposes of NASD Marketplace Rule 4350, to effect an issuance of CBI common stock that will result in CBI’s acquisition of Mimotopes.

You may vote if you owned shares of CBI common stock as of the close of business on December 27, 2006. Each share of common stock is entitled to one vote. As of December 27, 2006, CBI had 3,322,769 shares of common stock outstanding.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for CBI to conduct its meeting, a majority of our outstanding shares of common stock as of December 27, 2006 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

Why is CBI proposing the Acquisition?

From its inception, CBI’s growth strategy has been to use traditional sales and marketing approaches to fuel growth. At the end of 2004, CBI diverted from this strategy and acquired Fairfax Identity Laboratories, a DNA profiling company (“FIL”). Based on CBI’s positive experience with FIL, CBI’s Board of Directors instructed CBI management to implement two initiatives. The first initiative was to continue to grow CBI’s commercial sector through targeted approaches, including a new hire with strong credentials in sales and marketing, and second, explore other acquisition opportunities and/or joint ventures. CBI completed the initial step of this directive by hiring Dr. Joseph Chimera as CBI’s Senior Vice President – Sales, Marketing and Business Development.

The Board of Directors’ general guidelines for the second directive were to seek opportunities that:

•	are affordable;

•	are complementary, or extend current technological capabilities;

•	are in areas of competence of CBI; and

•	are accretive or have strong growth potential in the short-term;

CBI’s Board of Directors and management believe that the Acquisition of Mimotopes, fulfills these criteria.

In addition, the Board of Directors of CBI believes that the Acquisition offers CBI and its shareholders a number of other benefits, some of which may not be obvious from a casual review of the pro forma financial information provided herein. These benefits essentially fall into three critical areas for our business: management, sales and marketing, and relationships with industry partners.

With respect to management, Mimotopes has an excellent executive management team and its current Executive Director, Dr. Paul D’Sylva, will assume the position of Chief Executive Officer of CBI after completion of the Acquisition. Dr. D’Sylva has a strong background in finance and corporate affairs and will complement the strong technical expertise of the current CBI management team.

CBI’s sales and marketing will benefit from Mimotopes’ seasoned sales force, positioned in the major global biotechnology markets of North America and Europe, as well as the rapidly expanding Asian market. Currently, CBI has minimal direct sales capabilities. Further, Mimotopes has established business operations spanning nearly 20 years, a highly respected brand, and an extensive client list.

Finally, CBI’s industry relationships will be enhanced. For example, through the efforts of Dr. D’Sylva, Mimotopes has established important relationships with some of the major players in the biotechnology industry, including Invitrogen Corporation, Genzyme Pharmaceuticals, Inc., and Amgen, Inc.. CBI expects these relationships to continue to develop and for new ones be established going forward.

What vote is required to approve the Acquisition?

Approval of the Acquisition requires the affirmative vote of a majority of the total votes cast on this proposal.

Why is CBI seeking approval for the Acquisition?

As a result of being listed for trading on the Nasdaq Capital Market, issuances of CBI common stock are subject to the NASD Marketplace Rules, such as Rule 4350. Under Rule 4350(i)(1)(B) and 4350(i)(1)(D), respectively, shareholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of CBI or (b) in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by CBI of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of the book or market value of the stock.

Pursuant to the Stock Purchase Agreement, CBI has agreed to issue 2,150,000 unregistered shares of its common stock in consideration for all of the outstanding securities of Mimotopes. Absent shareholder approval for such issuance and the resulting Acquisition, the issuance of common stock to Chemistry may result in a violation of either of the foregoing provisions of Rule 4350.

What will I receive in the Acquisition?

Holders of CBI common stock will continue to hold the CBI securities they currently own. CBI is simply acquiring all of the outstanding securities of Mimotopes from Chemistry. Chemistry will receive all of the shares of common stock being issued by CBI in the Acquisition.

Who will manage CBI upon completion of the Acquisition?

Upon completion of the Acquisition, CBI will be managed by the following persons:

•	Paul D’Sylva, Ph.D., Chief Executive Officer;

•	Richard J. Freer, Ph.D., Chairman and Chief Operating Officer;

•	Robert B. Harris, Ph.D., President;

•	Thomas R. Reynolds, Executive Vice President – Science and Technology and Secretary; and

•	James H. Brennan, Vice President – Financial Operations.

In addition, as discussed below, Dr. D’Sylva will also assume the role of one of CBI’s directors on a post-closing basis.

How is CBI paying for the Acquisition?

At the closing, CBI will issue to Chemistry 2,150,000 restricted shares of its common stock. The pricing for this transaction was determined through negotiations between PharmAust and CBI. The closing price of CBI common stock on December 29, 2006 was $2.14 per share and the market value of the shares to be issued to Chemistry, at the close of business on December 29, 2006, was approximately $4.601 million. The value of the shares of CBI common stock to be issued to Chemistry will be subject to change with the fluctuation of the trading price of CBI common stock on the Nasdaq Capital Market.

The issuance will result in Chemistry owning approximately 39.5% of CBI’s outstanding common stock on a post-issuance basis. CBI does not intend to modify the number of shares to be issued to Chemistry based on changes to the price of its common stock between the date of this proxy statement and the closing of the Acquisition. The number of shares of CBI common stock to be issued to Chemistry reflects the determination of CBI’s Board of Directors and the Board of Directors of PharmAust of the relative long-term worth of CBI and Mimotopes after the Acquisition, which long-term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in CBI’s stock price. Additionally, fluctuations in CBI’s stock price may reflect factors that are independent of the respective valuations of Mimotopes and CBI upon which the Acquisition consideration is based.

How Will the Acquisition Affect CBI’s Current Shareholders?

If the Acquisition is consummated, CBI will issue 2,150,000 restricted shares of CBI’s common stock to Chemistry as consideration for the shares of Mimotopes. If this occurs, Chemistry will own approximately 39.5% of CBI’s outstanding common stock. No other stockholder (based on current holdings) will own more than 5% of CBI’s common stock. Although the consummation of the Acquisition would result in a significant concentration of CBI’s common stock in one shareholder’s ownership, the Stock Purchase Agreement requires Chemistry to enter into a voting agreement that would require Chemistry to vote in favor of director candidates recommended for CBI’s board of directors by an independent nominating committee. While Chemistry is thus likely to have significant influence in shareholder votes, Chemistry will not own a majority of shares of CBI’s common stock and will not have the authority to appoint directors to CBI’s board or to veto candidates nominated by CBI’s independent nominating committee.

What happens if the Acquisition is not approved?

If the Acquisition is not approved by CBI’s shareholders, then CBI will not be able to consummate the Acquisition upon the terms currently contemplated by the Stock Purchase Agreement.

When do you expect the Acquisition to be completed?

CBI currently anticipates that it will complete the Acquisition on or about March 1, 2007, subject to approval at its special meeting of shareholders on February 9, 2007.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

•	Over the Internet, which CBI encourages if you have Internet access, at the address shown on your proxy card;

•	By phone, by calling 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions; or

•	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

You may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting. A legal proxy is an authorization from your bank or broker to vote the shares it holds in its name for your benefit on the records of CBI’s transfer agent. Even if you plan to attend the meeting, CBI encourages you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by:

•	signing another proxy card with a later date and returning it to CBI before the meeting;

•	voting again over the Internet prior to 11:59 p.m., Eastern Time, on February 8, 2007;

•	voting again via the telephone prior to 11:59 p.m., Eastern Time, on February 8, 2007; or

•	voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted FOR the Acquisition and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

SUMMARY

This summary discusses the material items of the Acquisition proposal which is also described elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See “Where You Can Find More Information.”

Acquisition of Mimotopes

Mimotopes, established in 1989 and headquartered in Melbourne, Australia, is a global leader in the development of research-grade peptides for biological and pharmaceutical applications. Mimotopes’ extensive experience and in depth know-how of its highly trained staff, as well as numerous patented and proprietary technologies in solid phase synthesis have made it one of the global leaders in its field. At present, Mimotopes is focused on the fast-growing market for research grade peptides and peptide therapeutics, a market estimated to grow at 40% per year over the next several years. Currently, peptide technologies make up about 3% of CBI’s revenues. The Acquisition would represent an immediate boost in this revenue line, potentially making peptide technologies the source of 30% of CBI’s revenues.

CBI’s Reasons for the Acquisition and Recommendation of CBI’s Board of Directors

After consideration of a large variety of factors, CBI’s Board of Directors has concluded that the Acquisition is in the best interests of its shareholders. In approving the Stock Purchase Agreement, CBI’s Board of Directors relied on information (including financial information) relating to Mimotopes, the regulatory environment and the industry fundamentals.

In evaluating this Acquisition, CBI’s Board of Directors considered a wide variety of factors, some quantitative, some qualitative. Given their potential significance, the qualitative factors were weighed significantly by the Board of Directors in connection with its evaluation of the Acquisition and financing. Some of the positive and negative factors, however, considered by the Board are described below:

Positive Factors

•	CBI management believes that Mimotopes will enhance top-line revenues on a post-closing basis;

•	Mimotopes is a company with an extensive client list, a highly regarded brand in the industry, and is led by an outstanding executive team;

•	Paul D’Sylva, Ph.D., the Executive Director of Mimotopes, will assume the positions of Chief Executive Officer and Director of CBI following the completion of the Acquisition.

•	Mimotopes offers CBI an existing, world-wide sales force, positioned in the major global biotechnology markets of North America and Europe, as well as the rapidly expanding Asian market;

•	CBI believes that Mimotopes will offer CBI access to major biotechnology companies such as Invitrogen Corporation, Genzyme Pharmaceuticals, Inc., and Amgen, currently clients or industry partners of Mimotopes;

•	Mimotopes has established business operations spanning nearly 20 years, is generating current revenues, and has the strong potential to experience additional growth; and

•	Mimotopes owns several patents and trade secrets that provide a competitive advantage in some aspects of its business, particularly in the growing and high margin market of peptide libraries.

Negative Factors

•	Time differences and physical distance between CBI and Mimotopes pose significant logistic considerations;

•	One aspect of Mimotopes’ business (custom peptides) is highly competitive, and pricing is impacted as a result;

•	Mimotopes is reliant on one major client (Invitrogen Corporation) for 20-25% of near-term revenue;

•	Mimotopes may require significant capital over the next three years; and

•	The consideration to be paid to Chemistry for Mimotopes’ securities (2,150,000 shares of CBI’s common stock) represents a significant portion of CBI’s outstanding securities. Chemistry will own approximately 39.5% of CBI on a post-closing basis.

Board of Directors’ Recommendation

After careful consideration, CBI’s Board of Directors has unanimously determined that the Acquisition is fair to, and in the best interests of CBI’s shareholders. In reaching its decision relating to the Acquisition, the Board of Directors also considered the opinion of Anderson & Strudwick, Incorporated (“A&S”), that, as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as A&S considered relevant, the consideration to be provided by CBI in connection with the Acquisition is fair to its current shareholders from a financial point of view. Such opinion will be updated prior to the completion of the transaction.

Accordingly, CBI’s Board has unanimously approved and declared advisable the Acquisition and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the Acquisition.

INFORMATION ABOUT MIMOTOPES

Introduction

Mimotopes is a leader in the development of research-grade peptides for biological and pharmaceutical applications. Mimotopes was established in Melbourne, Australia in 1989 as a spinout of Commonwealth Serum Laboratories, Ltd. It was acquired by Chiron Corporation in 1990 and subsequently has been owned by Mitikor (2000-2002) and Fisher Scientific Corporation (2002-2005). In March 2005, Mimotopes was acquired by PharmAust. It is currently one of two wholly owned subsidiaries of Chemistry, the other being EpiChem Pty Ltd. (“Epichem”). Both Mimotopes and EpiChem are drug discovery service companies.

The entire administration and laboratory operations for Mimotopes are in Clayton, Australia, located about 40km from Melbourne. Mimotopes has sales offices in the United States (Raleigh, NC, Minneapolis, MN, and San Diego, CA), the UK (Wirral), and Australia (Melbourne). It also has distribution channels in Europe and Japan.

Industry Overview

Mimotopes’ products and services in peptide development and synthesis serve two large and growing markets. The custom peptide synthesis market is currently estimated to be in the order of $435 million and growing at an average annual rate of 11.9%. The peptide therapeutic market is currently estimated to be $1 billion and growing at an annual average rate of 40%. Mimotopes has established a leading position in the custom synthesis market and, through targeted joint ventures with high quality discovery partners, is well positioned to enter the peptide therapeutic market.

Custom Peptide Synthesis

The worldwide custom peptide synthesis market was estimated to be between $250 million and $450 million in 2003. The custom peptide synthesis market was projected to grow at an annual average rate of 11.9% between 2003 and 2010, which makes the market in 2005 somewhere between $310 million and $560 million and in 2010 between $550 million and $990 million.

The major users of custom peptides are distributed throughout the life sciences sector and include biotechnology companies, universities, hospitals, and government laboratories. There are two general sources for peptides. Companies either have a catalog business, where products are made in advance and stored, or, like Mimotopes (and CBI), a custom manufacturing business where products are generated on an “as needed” basis. The market is dominated by the United States (65%), followed by Europe (30%) and the Rest of the World (5%).

Peptide Therapeutics

Beyond custom peptide synthesis, there is the potential for Mimotopes to become more involved in joint venture drug discovery at the research and development level in the development of new peptide drugs. Peptides make up only a fraction of the therapeutic pharmaceutical molecules in the market today but represent the fastest growing sector. For example, several peptides have now entered clinical trials for the treatment of human cancers. The peptide therapeutics market is growing at an annual rate of 40% and is estimated to be worth in excess of $1.6 billion by 2010. Leveraging off its proprietary technology to produce large numbers of research-grade peptides very cheaply, Mimotopes has entered into collaborative research partnerships with several Australian and international groups with the explicit aim of generating new drug candidates and sharing any resulting intellectual property.

Mimotopes’ Technology

Mimotopes’ proprietary technologies in solid phase synthesis including scavenging applications and biomolecular capture and immobilization, coupled with the extensive experience and in depth know-how of its highly trained staff, have made it one of the global leaders in its field. It is one of only 11 companies offering peptide library services and one of only three providing testable quantities (mgs) of its library products.

Mimotopes is focused on growing its business by developing innovative, patent-protected products and delivering the highest level of customer service in the global life science research marketplace. The company holds numerous patents underlying its library and synthetic chemistries. Mimotopes has recently signed global supply agreements with two major US-based biotech companies: Genzyme, Inc. and Invitrogen, Inc.

PepsetsTM Peptide Libraries

Mimotopes’ PepSets peptide libraries permit the simultaneous synthesis and screening of large numbers of peptides using Mimotopes’ unique MultiPin™ synthesis system. The MultiPin system involves synthesizing peptides onto specially prepared polyethylene supports mounted on blocks in a format that is compatible with the standard 8 x 12 microtitre plate used for many assays. Both support-bound (non-cleavable peptides that remain covalently bound to the support) and solution phase peptides (those that have been cleaved off the solid surface) can be produced by this method. Mimotopes uses state of the art Fmoc based peptide chemistries and PepSets are available with a full range of chemical modifications.

Solution Phase (Cleaved) Peptides

For the production of solution phase peptides there is a choice of C-terminal endings, including acid and amide, depending on the intended peptide application. Options for the scale of synthesis are a nominal >1 micromole or 5 micromole scale. Factors such as hydrophobicity and cleavage efficiency will affect peptide recovery, such that the expected average yield of peptide is at least 1 micromole (around 2mg of a 15mer peptide) when the peptides are synthesized on the nominal >1 micromole scale, or an average yield of at least 3 micromole for peptides synthesized on the nominal 5 micromole scale.

Solid Phase (Non-cleavable) Peptides

Non-cleavable peptides remain covalently bound to the solid supports and can be used to rapidly screen for peptides of interest using ELISA techniques. Such peptides are useful for the purposes of antibody epitope scanning and structure-activity relationship studies. Removal of bound antibodies or other proteins regenerates the peptides and allows their use for up to 3-5 times.

Custom Peptides

Mimotopes is a proven source for the design and production of research-grade custom synthesised peptides. Mimotopes extensive product range caters for a broad spectrum of peptide related research. Numerous types of modifications can be made to the custom peptides to suit the individual needs of clients. These include modified residues such as phosphoamino acids, fluorescent labels, biotinylated peptides, acetylation, amidation, fatty acid capping, cyclic peptides (disulfide and N- to C-), succinylation, nonradioactive isotopic labeling, and branched peptides among others. Quantities from as little as 1mg of peptide are available.

SynPhaseTM Lanterns

SynPhaseTM Lanterns are grafted products optimized for small organic molecule and peptide synthesis. The SynPhase Lantern is cylindrical in appearance and is available in three different sizes, L-series, D-series and A-series. These properties make the SynPhase Lantern compatible with a wide range of reaction vessels and synthesizers. There are two surfaces available on SynPhase Lanterns, one hydrophobic and one hydrophilic.

The primary difference between SynPhase Lanterns and conventional resins is the modular nature of SynPhase lanterns, based on a structure of a rigid polymeric support beneath a grafted mobile phase. This gives rise to a number of unique features that lead to significant fundamental advantages over resins.

Immunology Services

Mimotopes has many years of experience in the production and testing of anti-peptide antibodies for the development of vaccines, assays, and diagnostic kits. This stems from Mimotopes beginnings as a research organization when the company was focused on biology rather than chemistry. For example, Mimotopes scientists have published many articles in the areas of epitope mapping and in the use of peptides to raise antibodies and their subsequent applications.

Intellectual Property

Mimotopes holds a number of patents, the principal ones related to the matrix used to prepare their custom peptides.

Mimotopes also has a proprietary laboratory information management system (“LIMS”) that includes an extensive database of all syntheses carried out by the company over the last 12 years. In addition to providing the usual production tracking and in quality assurance/quality control (QA/QC) elements, the LIMS has significant enhancements to support new product syntheses.

Competition

There are approximately 90 suppliers of custom peptides worldwide. While this is not a huge list of competitors and many are not major players in the area, there are a number that offer heavily discounted pricing. For low purity compounds, the market is extremely price sensitive almost to the point of being commoditized.

There is also an extensive list of university-based core facilities that offer peptide synthesis services. Since these core facilities are typically subsidized by the university and have minimal overhead costs, they can undercut the market with heavily discounted pricing. However, university-based core facilities are generally slow and, frequently, do not provide the quality available from other commercial sources.

Mimotopes does compete effectively in this arena at the moment by efficient operations in Clayton and a favorable outsourcing arrangement with GL Biochem in China. However, Mimotopes expects to move from this market to other higher margin technologies like its peptide library products.

Of the approximately 90 companies supplying custom peptides worldwide, Mimotopes believes that about 11 can deliver peptide libraries. Most of those provide only solid phase libraries or arrays (not testable for biological functions). Mimotopes believes that 3 companies offer true competitive products to the Mimotopes PepSets. Contrary to the custom peptide market, libraries are less price sensitive and, therefore, carry higher margins.

Risk of Loss and Liability Insurance

Mimotopes maintains all insurance in types and amounts which are customary in the industry for operations of its scope.

Employees

As of December 20, 2006, Mimotopes had a total of 34 employees, of which 22 were full-time and 12 were part-time. At such date, 28 of Mimotopes’ full time employees were salaried and performed executive, management, or administrative functions and the remaining 6 employees were paid by the hour. As of such date, 21 of Mimotopes’ employees performed production functions and the remaining 13 performed management, administration or sales and marketing functions. Mimotopes has never had a work stoppage and management characterizes its relations with its employees as good.

Litigation

Mimotopes is not currently involved in any pending material legal proceedings. Mimotopes, however, may be subject to litigation from time to time in the ordinary course of its business.

Indebtedness

Mimotopes currently has no significant long or short-term indebtedness.

Facilities

Mimotopes owns its facility located in Clayton Australia. The site has a total of 4,727 square meters (49,929 square feet) of space with total net functional floor area of 2,248 square meters (23,774 square feet). Although Mimotopes owns its facility, it leases the land upon which it sits from Monash University. The lease expires on September 1, 2009. Mimotopes has the option to extend the lease for three successive terms of seven years each.

SELECTED FINANCIAL INFORMATION

The following tables present financial data after giving effect to the completion of CBI’s proposed acquisition of Mimotopes, for the periods ended September 30, 2006 and December 31, 2005.

	For the Period Ended September 30, 2006
	CBI	Mimotopes	Pro Forma	Combined Pro Forma
Operational Data:
Revenues:	$5,144,276	$2,465,384	$—	$7,609,660
Net loss	$(660,369)	$(112,288)	$(316,750)	$(1,089,407)
Basic and diluted loss per common and common equivalent share	$(0.20)	$—	$(0.15)	$(0.20)
Weighted average common shares outstanding	3,307,722	—	2,150,000	5,457,722
Balance Sheet Data:
Total Current Assets	$3,887,648	$681,297	$—	$4,568,945
Total Assets	$10,306,961	$1,039,500	$5,509,541	$16,856,002
Total Current Liabilities	$906,673	$810,569	$350,000	$2,067,242
Total Liabilities	$4,749,695	$824,041	$350,000	$5,923,736
Total Stockholders’ Equity	$5,557,266	$215,459	$5,159,541	$10,932,266

	For the Period Ended December 31, 2005
	CBI	Mimotopes	Pro Forma	Combined Pro Forma
Operational Data:
Revenues:	$7,802,891	$2,983,538	$—	$10,786,429
Net income	$79,123	$316,998	$(350,500)	$45,621
Basic and diluted income per common and common equivalent share	$0.02	$—	$(0.06)	$0.01
Weighted average common shares outstanding	3,229,243	—	2,150,000	5,379,243
Balance Sheet Data:
Total Current Assets	$4,276,348	$792,392	$—	$5,068,742
Total Assets	$11,143,632	$1,007,442	$5,421,631	$17,572,705
Total Current Liabilities	$1,120,522	$693,086	$350,000	$2,163,608
Total Liabilities	$5,127,032	$704,073	$350,000	$6,181,105
Total Stockholders’ Equity	$6,016,600	$303,369	$5,071,631	$11,391,600

THE SPECIAL MEETING

The Special Meeting

CBI is furnishing this proxy statement to you as part of the solicitation of proxies by its Board of Directors for use at the special meeting in connection with the proposed Acquisition. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at 10:00 a.m., Eastern time, on Friday, February 9, 2007, at Commonwealth Biotechnologies, Inc., 601 Biotech Drive, Richmond, Virginia 23235, to vote on the Acquisition proposal.

Purpose of the Special Meeting

At the special meeting, the holders of CBI’s common stock are being asked to approve a proposal, for purposes of NASD Marketplace Rule 4350, to effect an issuance of CBI common stock which will result in the Acquisition of the outstanding securities of Mimotopes pursuant to the Stock Purchase Agreement, dated as of November 24, 2006.

CBI’s Board of Directors:

•	has unanimously determined that the Acquisition is fair to and in the best interests of CBI and its shareholders;

•	has considered the opinion of A&S that, as of the date of its opinion, and based on conditions that existed as of that date, upon and subject to the considerations described in its opinion and based upon such other matters as A&S considered relevant, the consideration to be paid by CBI in connection with the Acquisition is fair to CBI’s current shareholders from a financial point of view;

•	has unanimously approved and declared advisable the Acquisition proposal; and

•	unanimously recommends that the holders of CBI common stock vote “FOR” the proposal to effect an issuance of CBI common stock which will result in the Acquisition.

Record Date; Who is Entitled to Vote

The “record date” for the special meeting is December 27, 2006. Record holders of CBI common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 3,327,767 outstanding shares of CBI common stock. Each share of CBI common stock is entitled to one vote per share at the special meeting.

Voting Your Shares

Each share of CBI common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of CBI common stock that you own. There are four ways to vote your shares of common stock at the special meeting:

•	you can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by CBI’s Board of Directors, “FOR” the approval of the Acquisition proposal;

•	you can vote your shares via the Internet at the address shown on your proxy card;

•	you can vote your shares by phone by calling 1-800-690-6903 using any touch-tone telephone to transmit your voting instruction; or

•	you can attend the special meeting and vote in person. CBI will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way CBI can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE NO EFFECT ON THE ACQUISITION.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your common stock, you may call Richard J. Freer, Ph.D., CBI’s Chairman and Chief Operating Officer, at (804) 648-3820.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the Acquisition. Under CBI’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may vote again over the Internet prior to 11:59 p.m., Eastern Time, on February 8, 2007;

•	You may vote again via the telephone prior to 11:59 p.m., Eastern Time, on February 8, 2007; or

•	You may attend the special meeting, revoke your proxy and vote in person.

Quorum

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of December 27, 2006 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

Vote Required

The approval of the Acquisition will require the affirmative vote of majority of the total votes cast on the proposal. If you abstain from voting or do not vote, either in person or by proxy or by voting instruction, it will have no effect on the approval of the Acquisition.

Abstentions and Broker Non-Votes

If your broker holds your CBI shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposal to approve the Acquisition. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum, and will have no effect on the Acquisition.

Solicitation Costs

CBI is soliciting proxies on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. CBI and its directors and officers may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this. CBI has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. CBI will pay all fees and expenses related to the retention of any proxy solicitation firm. CBI will ask banks, brokers and other institutions, nominees and fiduciaries to forward CBI’s proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. CBI will reimburse them for their reasonable expenses.

Stock Ownership

Of the 3,322,769 outstanding shares of CBI common stock on December 27, 2006, officers and directors of CBI, who own an aggregate of approximately 10.3% of CBI’s outstanding shares of common stock, have agreed to vote such shares in favor of the Acquisition.

THE ACQUISITION PROPOSAL

The discussion in this proxy statement of the Acquisition and the principal terms of the Stock Purchase Agreement dated as of November 24, 2006, by and between Chemistry, PharmAust and CBI is subject to, and is qualified in its entirety by reference to, the Stock Purchase Agreement. A copy of the Stock Purchase Agreement is attached as Exhibit A to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Acquisition

Pursuant to the Stock Purchase Agreement, CBI will acquire all of the outstanding securities of Mimotopes from Chemistry, Mimotope’s sole shareholder and parent company.

Background of the Acquisition

The terms of the Stock Purchase Agreement are the result of active negotiations between representatives of PharmAust and CBI. The following is a brief discussion of the background of these negotiations, the Acquisition and related transactions.

•	Richard J. Freer, Ph.D., CBI’s Chairman and Chief Executive Officer, met Paul D’Sylva, Ph.D., the Managing Director of PharmAust, at the Biotechnology Industry Organization conference in Chicago on April 11, 2006.

•	On April 24, 2006, Dr. D’Sylva submitted a discussion paper to Dr. Freer detailing possible transactions between PharmAust and CBI.

•	On May 2, 2006, Dr. D’Sylva visited CBI’s headquarters and met with CBI management to discuss possible transactions between PharmAust and CBI.

•	On May 19, 2006, Dr. D’Sylva met with CBI’s Board of Directors and presented a potential transaction pursuant to which CBI and PharmAust would complete a “merger of equals.”

•	On May 19, 2006, CBI’s Board of Directors rejected the “merger of equals” transaction citing that it believed that a de facto sale of CBI was not in the best interests of its shareholders.

•	Between May 2006 and June 24, 2006, CBI and PharmAust continued to negotiate possible transaction structures, eventually settling upon the acquisition of Mimotopes by CBI.

•	Following intense negotiations, on June 24, 2006, PharmAust and CBI executed a letter of intent relating to the Acquisition.

•	On July 12, 2006, representatives of Mimotopes visit CBI headquarters for further interaction.

•	On July 25, 2006, CBI and PharmAust executed a final non-binding term sheet relating to the Acquisition. At the time, the parties contemplated a purchase price ranging between $6,500,000 to $8,000,000.

•	From August 21, 2006 to August 29, 2006, CBI executives and representatives conducted due diligence in Melbourne, Australia and Perth, Australia.

•	On September 1, 2006, CBI’s Board of Directors discussed the results of the due diligence process.

•	On September 14, 2006, representatives of Mimotopes visited CBI headquarters for further interaction.

•	On September 29, 2006, CBI and PharmAust modified the term sheet relating to the Acquisition. The modification altered the consideration to be paid by CBI in the Acquisition to 2,150,000 shares of common stock.

•	From September 2006 to November 2006, CBI and PharmAust continued to negotiate the documents necessary to complete the Acquisition.

•	On November 24, 2006, CBI’s Board of Directors approved the Stock Purchase Agreement and authorized CBI management to proceed with the Acquisition, pending shareholder approval.

CBI, on one hand, and Chemistry and PharmAust, on the other hand, were separately represented by counsel in all proceedings relating to the proposed transaction. CBI retained an independent firm, A&S, to evaluate the transaction for its overall fairness to the shareholders of CBI.

Necessity for Shareholder Approval

CBI’s common stock is traded on the NASDAQ Capital Market under the symbol “CBTE.” Consequently, CBI is subject to the Marketplace Rules promulgated by the NASD. The issuance of these shares requires shareholder approval under the NASD Marketplace Rules, such as Rule 4350.

Under Rule 4350(i)(1)(B) and 4350(i)(1)(D), respectively, shareholder approval must be sought when (a) the issuance or potential issuance will result in a change of control of the issuer (the “Change of Control Rule”) or (b) in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of the book or market value of the stock (the “20% Rule”).

The Change of Control Rule

The Change of Control Rule requires CBI to obtain shareholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the issuer. Generally, NASD interpretations provide that 20% ownership of the shares of an issuer by one person or group of affiliated persons is deemed to be control of such issuer. Pursuant to the Stock Purchase Agreement, in consideration for all of the outstanding shares of Mimotopes, CBI will issue to Chemistry 2,150,000 restricted shares of CBI common stock at the closing. This issuance will constitute approximately 39.5% of CBI’s issued and outstanding shares of common stock on a post-issuance basis.

The 20% Rule

The 20% Rule requires Nasdaq-listed issuers to obtain shareholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding common stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer’s common stock. For purposes of this rule, the (i) outstanding common stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance, which in the case of the Acquisition of Mimotopes is November 24, 2006; and (ii) market value of the issuer’s common stock is deemed to be the closing bid price of the issuer’s common stock immediately prior to entering into such binding agreement, which in the case of the Acquisition, is $2.05 per share, the closing bid price of CBI’s common stock on November 24, 2006.

At the closing, CBI will deliver to Chemistry 2,150,000 restricted shares of CBI common stock in exchange for all of Mimotopes’ issued and outstanding securities. The closing price of CBI common stock on December 29, 2006 was $2.14 per share, and the market value of the shares to be issued to Chemistry, at the close of business on December 29, 2006, was approximately $4.601 million. The value of the shares of CBI common stock to be issued to Chemistry will be subject to change with the fluctuation of the trading price of CBI’s common stock on the Nasdaq Capital Market. Accordingly, the issuance to Chemistry on the closing date may represent a below-market issuance of more than 20% of CBI outstanding common stock as of November 24, 2006. CBI does not intend to modify the number of shares to be issued to Chemistry based on changes to the price of CBI’s common stock. The number of shares of CBI’s common stock to be issued to Chemistry reflects CBI’s and PharmAust’s determination of the relative long-term worth of CBI after the Acquisition of Mimotopes, which long term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in CBI’s stock price. Additionally, fluctuations in CBI’s stock price may reflect factors that are independent of the respective valuations of Mimotopes and CBI upon which the Acquisition consideration is based.

CBI’s Reasons for the Acquisition and Recommendation of CBI’s Board of Directors

CBI’s Board of Directors has concluded that the Acquisition of Mimotopes is in the best interests of its shareholders. In approving the Stock Purchase Agreement, CBI’s Board of Directors relied on information (including financial information) relating to Mimotopes, the regulatory environment and the industry fundamentals. In addition, the Board of Directors considered A&S’ opinion that, based on conditions and considerations described in its opinion, the Acquisition is fair to its current shareholders from a financial point of view.

In addition, CBI’s Board of Directors considered a wide variety of factors in connection with its evaluation of the Acquisition and financing. In light of the complexity of those factors, the Board of Directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Some of the positive and negative factors, however, considered by the Board are described below:

Positive Factors

•	CBI management believes that Mimotopes will enhance top-line revenues on a post-closing basis;

•	Mimotopes is a company with an extensive client list, a highly regarded brand in the industry, and is led by an outstanding executive team;

•	Paul D’Sylva, Ph.D., the Executive Director of Mimotopes, will assume the positions of Chief Executive Officer and Director of CBI following the completion of the Acquisition.

•	Mimotopes offers CBI an existing, world-wide sales force, positioned in the major global biotechnology markets of North America and Europe, as well as the rapidly expanding Asian market;

•	CBI believes that Mimotopes will offer CBI access to major biotechnology companies such as Invitrogen Corporation, Genzyme Pharmaceuticals, Inc., and Amgen, currently clients or industry partners of Mimotopes;

•	Mimotopes has established business operations spanning nearly 20 years, is generating current revenues, and has the strong potential to experience additional growth; and

•	Mimotopes owns several patents and trade secrets that provide a competitive advantage in some aspects of its business, particularly in the growing and high margin market of peptide libraries.

Negative Factors

•	Time differences and physical distance between CBI and Mimotopes pose significant logistic considerations;

•	One aspect of Mimotopes’ business (custom peptides) is highly competitive, and pricing is impacted as a result;

•	Mimotopes is reliant on one major client (Invitrogen Corporation) for 20-25% of near-term revenue;

•	Mimotopes may require significant capital over the next three years; and

•	The consideration to be paid to Chemistry for Mimotopes’ securities (2,150,000 shares of CBI’s common stock) represents a significant portion of CBI’s outstanding securities. Chemistry will own approximately 39.5% of CBI on a post-closing basis.

Alternative Transactions

CBI’s Board of Directors considered the acquisition of another biotechnology company, but through continued negotiations with the other party, CBI believed that the Acquisition was a better opportunity for CBI. CBI’s Board of Directors also considered the alternative of not approving the Acquisition. The option of not approving any transaction was not, in the Board’s exercise of sound business judgment, as favorable to CBI or its shareholders as the Acquisition.

Business Synergy

With respect to the Acquisition, CBI’s Board of Directors felt that Mimotopes and CBI have compatible existing business models and that the combination of the two companies as contemplated by the Stock Purchase Agreement and related documents will result in certain management and operational efficiencies that would not have been otherwise achieved by each company acting alone including the ability to access less expensive materials and more timely product delivery. In addition, the Board of Directors believes that diversification of CBI’s business in the manner contemplated by the Acquisition will assist CBI in furthering its overall business strategy.

Appraisal or Dissenters Rights

No appraisal rights are available under the Virginia Stock Corporation Act for CBI’s shareholders of in connection with the Acquisition.

Material U.S. Federal Income Tax Consequences of the Acquisition

The following discusses the material U.S. federal income tax consequences of the Acquisition to CBI and its shareholders. CBI does not anticipate any federal income tax effect to its security holders as a result of the financing. This discussion is based on the United States Internal Revenue Code of 1986, as amended (the “Code”). CBI’s security holders will continue to hold their securities and, as a result will not recognize any gain or loss from the Acquisition. The conclusions expressed above are based on current United States tax law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. No rulings have been or will be sought from the Internal Revenue Service concerning the tax consequences of the transactions contemplated by the Stock Purchase Agreement. The discussion does not address all of the tax consequences that may be relevant to particular taxpayers in light of their personal circumstances or to taxpayers subject to special treatment under the Code. Such taxpayers include non-U.S. persons, insurance companies, tax-exempt entities, dealers in securities, banks and persons who acquired their shares of capital stock pursuant to the exercise of employee options or otherwise as compensation.

BECAUSE OF THE COMPLEXITY OF THE TAX LAWS, AND BECAUSE THE TAX CONSEQUENCES TO ANY PARTICULAR SHAREHOLDER MAY BE AFFECTED BY MATTERS NOT DISCUSSED ABOVE, EACH CBI SHAREHOLDER IS URGED TO CONSULT A TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTION CONTEMPLATED BY THE STOCK PURCHASE AGREEMENT TO HIM, HER OR IT, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND NON-U.S. TAX LAWS, AS WELL AS FEDERAL TAX LAWS.

Regulatory Matters

The Acquisition and the transaction contemplated by the Stock Purchase Agreement are not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any other material federal or state regulatory requirement or approval, other than that described in this proxy statement relating to NASD Marketplace Rules and Virginia law.

Consequences if the Acquisition is Not Approved

If the Acquisition is not approved by CBI’s shareholders, then CBI will not be able to consummate the Acquisition upon the terms currently contemplated by the Stock Purchase Agreement.

Required Vote

To be approved by the shareholders, the proposal to approve, for purposes of NASD Marketplace Rule 4350, the issuance of securities to Chemistry pursuant to the Stock Purchase Agreement must receive the affirmative votes of a majority of the votes cast, in person or by proxy, at the special meeting. Abstentions are treated as shares present or represented and entitled to vote at the special meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

Recommendation

The Board of Directors believes that it is in CBI’s best interests that the shareholders authorize the issuance of common stock to Chemistry pursuant to the Stock Purchase Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ACQUISITION PROPOSAL TO PURCHASE THE OUTSTANDING SECURITIES OF MIMOTOPES FROM PHARMAUST PURSUANT TO THE TERMS OF THE STOCK PURCHASE AGREEMENT.

OPINION OF CBI’S FINANCIAL ADVISOR

CBI retained A&S in September 2006 to assist it in the Acquisition of Mimotopes. As part of that engagement, CBI retained A&S to render an opinion with respect to the fairness, from a financial point of view, to the holders of CBI common stock, of any stock purchase or acquisition consideration to be paid, should CBI agree to the stock acquisition. A&S is a nationally recognized investment banking firm with substantial experience in merger and acquisition transactions and is familiar with CBI and its business. As part of its investment banking business, A&S is routinely engaged in the valuation of businesses and their securities in connection with acquisitions and mergers. CBI selected A&S as its financial advisor based upon A&S’ qualifications, experience and reputation.

On November 17, 2006, A&S delivered a written opinion that the stock acquisition consideration to be paid by CBI was fair to the shareholders of CBI, from a financial point of view, as of the date of the opinion. A&S will update this opinion prior to the closing of the transaction. Neither CBI nor its Board of Directors imposed any limitations on A&S with respect to the investigations made or the procedures followed in rendering the opinion.

A&S’ written opinion to CBI’s Board of Directors set forth the assumptions made, matters considered and extent of review by A&S, are attached and are incorporated by reference into this proxy statement. They should be read carefully and in their entirety in conjunction with this proxy statement. The following summary of A&S’ opinion is qualified in its entirety by reference to the full text of the opinion. A&S’ opinion is attached as Exhibit D hereto. A&S’ opinion is addressed to the CBI Board of Directors and does not constitute a recommendation to any shareholder of CBI as to how the shareholder should vote at the shareholder meeting.

In rendering its opinion, A&S reviewed, among other things:

•	the historical financial performance, current financial position and general prospects of CBI and certain internal financial analyses and forecasts prepared by management of Mimotopes and CBI;

•	the historical financial performance, current financial position and general prospects of Mimotopes and certain internal financial analyses and forecasts prepared by management of Mimotopes and CBI;

•	interim reports to shareholders and Quarterly Reports on Form 10-QSB of CBI and other communications from CBI to its shareholders;

•	interim reports of Mimotopes and other communications from Mimotopes and PharmAust; and

•	other financial information concerning the businesses and operations of CBI and Mimotopes furnished to A&S by CBI and Mimotopes for purposes of A&S’ analysis.

A&S also communicated with members of senior management of CBI:

•	past and current business operations;

•	financial condition;

•	future prospects of the respective companies; and

•	likely tax, accounting, transaction costs and synergies resulting from the merger.

A&S also:

•	reviewed the market prices, valuation multiples, publicly reported financial conditions and results of operations for Mimotopes and PharmAust and compared them with those of certain publicly traded companies that A&S deemed to be relevant;

•	reviewed the market prices, valuation multiples, publicly reported financial condition and results of operations for CBI and compared them with those of certain publicly traded companies that A&S deemed to be relevant;

•	compared the proposed financial terms of the acquisition with the financial terms of certain other transactions that A&S deemed to be relevant; and

•	performed other studies and analyses that it considered appropriate and generally described below.

In conducting its review and arriving at its opinion, A&S relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or otherwise made available to A&S or that was discussed with, or reviewed by or for A&S. A&S did not attempt or assume any responsibility to verify such information independently. A&S relied upon the management of CBI and Mimotopes as to the reasonableness and achievability of the financial and operating forecasts and projections (and assumptions and bases therefore) provided to A&S. A&S did not make or obtain any evaluations or appraisals of any assets or liabilities of Mimotopes or CBI, and A&S did not audit any books or records.

The projections furnished to A&S and used by it in certain of its analyses were prepared by CBI’s and Mimotopes’ senior management. CBI and Mimotopes do not publicly disclose internal management projections of the type provided to A&S in connection with its review of the acquisition. As a result, such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections.

For purposes of rendering its opinion, A&S assumed that, in all respects material to its analyses:

•	the Acquisition will be completed substantially in accordance with the terms set forth in the Stock Purchase Agreement;

•	the representations and warranties of each party in the Stock Purchase Agreement and in all related documents and instruments referred to in the Stock Purchase Agreement are true and correct;

•	each party to the Stock Purchase Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

•	all conditions to the completion of the Stock Purchase Agreement will be satisfied without any waivers; and

•	in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Acquisition, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Acquisition, including the cost savings, revenue enhancements and related expenses expected to result from the acquisition.

A&S further assumed that the Acquisition will be accounted for as a purchase transaction under generally accepted accounting principles. A&S’ opinion is not an expression of an opinion as to the prices at which shares of CBI common stock trades or the actual value of the shares of common stock of the combined company when issued pursuant to the Acquisition, or the prices at which the shares of common stock of the combined company will trade following the completion of the Acquisition.

In performing its analyses, A&S made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of A&S, CBI and Mimotopes and its parent company PharmAust. Any estimates contained in the analyses performed by A&S are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

The following is a summary of the material analyses provided by A&S to CBI’s Board of Directors in connection with its November 17, 2006 opinion. In connection with its written opinion, A&S performed procedures to update certain of its analyses and review the assumptions on which such analyses were based and the factors considered in connection therewith. A&S did not utilize any methods of analysis in addition to those described. The summary is not a complete description of the analyses underlying the A&S opinion, but summarizes the material analyses performed and presented in connection with the opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, A&S did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. Accordingly, A&S believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinions. The tables alone do not constitute a complete description of the financial analyses.

Transaction Summary

A&S calculated the stock acquisition consideration to be paid as a multiple of Mimotopes total equity capital, revenue and EBITDA. The acquisition consideration was based on 2,150,000 of CBI common stock. CBI reviewed a range of CBI stock prices of $1.98 per share as of November 13, 2006 to $2.51 as of October 30, 2006. When using the high end of the range CBI’s closing price of $2.51, this amount would represent an aggregate price of $5,396,500. Even at the high end of the range, A&S found that the stock acquisition consideration to be paid by CBI was fair to the shareholders of CBI, from a financial point of view, as of the date of the opinion.

Selected Transaction Analysis

A&S reviewed certain financial data related to a set of comparable biotech merger transactions. A&S compared multiples of price to various factors for the Acquisition to the same multiples for the comparable group’s acquisitions at the time those acquisitions and the Acquisition were announced. The results were as follows at the high end of the range of CBI’s stock price of $2.51 per share as of October 30, 2006:

Comparable Transactions

	Low		High		Median		Mimotopes / CBI Acquisition
Price / Revenue	3.53	x	265.70	x	27.34	x	1.60	x
Price / Equity	6.21	x	16.67	x	10.40	x	2.30	x
Market Premium Paid	17.99%		101.55%		49.55%		N/A
Price / EBITDA	(51.21	)x	304.79	x	20.16	x	N/A

A&S also analyzed the financial data as of the trailing twelve months ended June 30, 2006 for Mimotopes and reporting periods prior to the announcement of each transaction for each target in the Selected Transactions Analysis. The results were as follows:

Comparable Targets

	Low	High	Median	Mimotopes
Profit Margin	(0.54)%	14.12%	12.90%	(2.79)%
Operating Margin	(728.87)%	144.16%	6.67%	(2.49)%
EBITDA / Revenue	(632.13)%	22.09%	8.97%	0.92%
Equity / Assets	34.73%	96.14%	79.73%	82.50%
Return on Assets	(28.61)%	17.76%	0.06%	(3.30)%
Return on Equity	(54.96)%	22.95%	(16.05)%	(4.00)%

No company or transaction used as a comparison in the above analysis is identical to Mimotopes, CBI or the Acquisition. Accordingly, an analysis of these results is not purely mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the value of the companies to which they are being compared.

Discounted Cash Flow Analysis

Using a discounted cash flow analysis, A&S estimated the present value of the future stream of dividends that Mimotopes could produce over the next five years, under various circumstances, and assuming Mimotopes performed in accordance with management’s earnings forecast for 2007 and a minimum 7% annual revenue growth thereafter. A&S then estimated the terminal values for Mimotopes stock at the end of the period by applying multiples ranging from 1.5x to 3.0x projected revenues in year five. The terminal values of earnings in year five were then determined and discounted to present values using different discount rates (ranging from 11.0% to 14.0%) chosen to reflect different assumptions regarding the required rates of return to holders or prospective buyers of Mimotopes ordinary shares. This discounted cash flow analysis indicated reference ranges of between $2.31 and $5.27 per ordinary share of Mimotopes. At the current value of CBI’s stock price all of these values are above the consideration offered by CBI to Mimotopes in the Acquisition.

Anderson & Strudwick also did the same analysis for CBI and compared their present value to Mimotopes. As a result, CBI would contribute 58.96% to the consolidated company in comparison to approximately 60.60% ownership that CBI would retain.

Relative Stock Price Performance

A&S also analyzed the price performance of Mimotopes (PharmAust) and CBI’s common stock from October 30, 2005 to October 30, 2006 and compared that performance to the performance of the NASDAQ Biotechnology Index (“Biotech Index”) over the same period. This analysis indicated the following cumulative changes in price over the period:

Mimotopes (PharmAust Ordinary Share Price)	(42.86)%
CBI	(45.31)%
NASDAQ Biotech Index	8.83%

Selected Peer Group Analysis

A&S compared the financial performance of Mimotopes to those of a group of comparable companies. To perform this analysis, A&S used the financial information as of the trailing twelve months ended June 30, 2006 and market price information as of October 30, 2006. A&S included 14 publicly traded research service companies in the peer group.

A&S’ analysis showed the following concerning Mimotopes’ and CBI’s financial and market performance:

Selected Peer Group

	Low		High		Median		Mimotopes	CBI
Profit Margin	(210.06)%		36.66%		8.84%		(2.79)%	(0.49)%
Operating Margin	(176.04)%		56.33%		12.50%		(2.49)%	2.10%
Return on Assets	(152.04)%		21.47%		10.14%		(3.30)%	(0.34)%
Return on Equity	(38.97)%		23.22%		13.42%		(4.00)%	(0.65)%
Price / Book	1.60	x	6.00	x	3.46	x	N/A	1.39	x
Price / LTM Earnings Per Share	20.30	x	44.90	x	29.00	x	N/A	N/A
Price / Revenue	1.39	x	15.43	x	3.03	x	N/A	1.05	x
EBITDA Margin	(146.05)%		58.42%		19.39%		0.92%	14.07%
Dividend Yield	0.30%		1.10%		0.50%		N/A	N/A

Contribution Analysis

A&S analyzed the relative contribution of each of CBI and Mimotopes to the pro forma balance sheet and income statement items of the combined entity, including assets, last six months revenue, equity, pro forma ownership as of June 30, 2006. This analysis excluded any purchase accounting adjustments. The contribution ownership analysis assumed the aggregate transaction consideration was all in the form of CBI common stock. The results of A&S’ analysis are set forth in the following table:

Category	Mimotopes	CBI
Total Assets	20.4%	79.6%
Total Revenue	30.7%	69.3%
Total Equity	28.2%	71.8%
Estimated Pro Forma Ownership	39.4%	60.6%

A&S analyzed the relative contribution of each of CBI and Mimotopes to the pro forma income statement items of the combined entity, including revenue, gross profit, EBITDA and net income using budgeted 2007 financials provided by senior management of CBI and Mimotopes. This analysis excluded any purchase accounting adjustments. The pro forma ownership analysis assumed the aggregate transaction consideration was all in the form of CBI common stock. The results of A&S’ analysis are set forth in the following table:

Category	Mimotopes	CBI
Total Revenue	34.2%	65.8%
Gross Profit	39.7%	60.3%
EBITDA	49.4%	50.6%
Net Income	33.4%	66.6%

Financial Impact Analysis

A&S performed pro forma acquisition analysis that combined projected income statement and balance sheet information. Assumptions regarding the accounting treatment, acquisition adjustments and cost savings were used to calculate the financial impact that the acquisition would have on certain projected financial results of the pro forma company. This analysis indicated that the acquisition is expected to be neutral to slightly accretive to CBI’s estimated 2007 GAAP earnings per share, and accretive to CBI’s estimated 2008 GAAP earnings per share. This analysis was based on managements’ earnings estimates for Mimotopes and CBI and minimal cost savings. Mimotopes’ and CBI’s fourth quarter 2006 and 2007 earnings projections were provided by each company’s respective management. For all of the above analyses, the actual results achieved by the combined company following the acquisition will vary from the projected results and the variations may be material.

Other Analyses

A&S reviewed the relative financial and market performance and CBI to a variety of relevant industry peer groups and indices. A&S also reviewed earnings estimates, historical stock performance, stock liquidity and research coverage.

The CBI Board of Directors has retained A&S as an independent contractor to act as financial adviser to CBI regarding the acquisition. As part of its investment banking business, A&S is continually engaged in the valuation of businesses and their securities in connection with acquisitions and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. As specialists in the securities business, A&S has experience in, and knowledge of, the valuation of such enterprises. In the ordinary course of its business as a broker-dealer, A&S may, from time to time, purchase securities from, and sell securities to, CBI, Mimotopes and its parent company PharmAust Ltd. As a market maker in securities, A&S may from time to time have a long or short position in, and buy or sell, debt or equity securities of CBI, Mimotopes and its parent company PharmAust Ltd. for A&S’ own account and for the accounts of its customers.

CBI and A&S have entered into an agreement relating to the services to be provided by A&S in connection with the acquisition. CBI has agreed to pay A&S at the time of closing a cash fee equal to $125,000. Pursuant to the A&S engagement agreement, CBI also agreed to reimburse A&S for reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify against certain liabilities, including liabilities under the federal securities laws.

THE STOCK PURCHASE AGREEMENT

The following summary of the material provisions of the Stock Purchase Agreement is qualified by reference to the complete text of the Stock Purchase Agreement, a copy of which is attached as Exhibit A to this proxy statement. All shareholders are encouraged to read the Stock Purchase Agreement in its entirety for a more complete description of the terms and conditions of the Acquisition.

Structure of the Acquisition

At the effective time of the Acquisition, Mimotopes will continue as an operating company and become CBI’s wholly-owned subsidiary.

Purchase Price Payments

At the closing, CBI will deliver to Chemistry 2,150,000 restricted shares of CBI’s common stock, without par value per share, for all of the outstanding securities of Mimotopes. The closing price of CBI’s common stock on December 29, 2006 was $2.14 per share and the market value of the shares to be issued to Chemistry, at the close of business on December 29, 2006 was approximately

$4.601 million. The value of the shares of CBI’s common stock to be issued to Chemistry, the sole shareholder and parent corporation of Mimotopes, will be subject to change with the fluctuation of the trading price of CBI’s common stock on the Nasdaq Capital Market. CBI do not intend to modify the number of shares to be issued to Chemistry based on changes to the price of CBI’s common stock. The number of shares of CBI’s common stock to be issued to Chemistry reflects CBI’s Board of Directors’ and PharmAust’s determination of the relative long-term worth of CBI after the Acquisition of Mimotopes, which long term worth may not be reflected, or which may be inappropriately adjusted by, fluctuations in CBI’s stock price. Additionally, fluctuations in CBI’s stock price may reflect factors that are independent of the respective valuations of Mimotopes and CBI upon which the Acquisition consideration is based.

Closing of the Acquisition

Subject to the provisions of the Stock Purchase Agreement, the closing of the Acquisition will take place on the first day following the date that CBI’s shareholders approve the Acquisition, or at such other time as the parties may agree.

Representations and Warranties

The Stock Purchase Agreement contains a number of representations and warranties that Chemistry, PharmAust and CBI have made to each other. These representations and warranties relate to:

•	organization, qualification and corporate power;

•	capitalization;

•	noncontravention;

•	broker’s fees;

•	title to assets;

•	financial statements;

•	lack of material adverse changes;

•	undisclosed liabilities;

•	legal compliance;

•	taxes;

•	real property;

•	intellectual property;

•	insurance;

•	litigation;

•	environment, health and safety matters; and

•	employment.

Materiality and Material Adverse Effect

Many of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the Stock Purchase Agreement, a material adverse effect on PharmAust means a material adverse effect on the business, operations, properties, assets or financial condition of Mimotopes.

Interim Covenants Relating to Mimotopes

Under the Stock Purchase Agreement, Chemistry and PharmAust, prior to completion of the Acquisition, have agreed to conduct Mimotope’s business in the ordinary course consistent with past practice.

Access to Information

To aid in the orderly transition of the business of Mimotopes, during the period prior to the closing date, Chemistry, PharmAust, Mimotopes and their representatives will give CBI and its representatives, reasonable access to the personnel, properties, contracts, books and records and other documents and data concerning Mimotopes as CBI may reasonably request.

Indemnification

If the closing occurs, Chemistry and PharmAust have jointly and severely agreed to indemnify and hold harmless CBI, for any damages, whether as a result of any third party claim or otherwise, and which arise from or in connection with the breach of representations and warranties and agreements and covenants of Chemistry and PharmAust or for any brokerage or finder’s fees or commissions or similar payments in connection with the Acquisition. CBI shall indemnify and hold harmless Chemistry and PharmAust from and against any damages which arise from or in connection with the breach of representations and warranties and agreements and covenants of CBI’s. The representations and warranties will survive the closing date for a period of two years following closing date.

Fees and Expenses

Except as provided in the Stock Purchase Agreement, Chemistry and PharmAust, on the one hand, and CBI, on the other hand, shall be responsible for their own fees and expenses (including the fees and expenses of their own lawyers, accountants and other advisers) in connection with the Stock Purchase Agreement and the transactions contemplated thereby.

Public Announcements

Chemistry, PharmAust and CBI have agreed that any public announcement or similar publicity with respect to the Stock Purchase Agreement will be issued at such time and in such manner as CBI determines based upon its requirements as publicly traded companies.

Conditions to the Completion of the Acquisition

CBI’s obligations consummate the Acquisition are subject to the following conditions:

•	receipt of acquisition approval from CBI’s shareholders;

•	the accuracy of the representations and warranties made by Chemistry and PharmAust in the Stock Purchase Agreement as of the closing date and the absence of material adverse changes to the assets, liabilities, business, finances or operations of Mimotopes prior to the closing date;

•	the performance of and compliance with all of the covenants made, and obligations to be performed, by Chemistry and PharmAust pursuant to the Stock Purchase Agreement at or prior to the closing date, including the delivery of certain required documents;

•	the receipt of requisite third-party consents;

•	the receipt of a final opinion from A&S to the effect that the consideration to be paid by CBI to Chemistry is fair to CBI’s shareholders from a financial point of view;

•	the execution at the closing by Chemistry and PharmAust of the Voting Agreement;

•	the execution at the closing by Chemistry of the Registration Rights Agreement; and

•	the absence of claims by third parties regarding the ownership of Mimotopes securities or its assets or the entitlement to a portion of the purchase price.

The obligation of Chemistry and PharmAust to consummate the Acquisition is subject to the following conditions:

•	the accuracy of the representations and warranties made by CBI in the Stock Purchase Agreement as of the closing date;

•	the performance of and compliance with all of the covenants made, and obligations to be performed, by CBI pursuant to the Stock Purchase Agreement at or prior to the closing date, including the delivery of certain required documents;

•	the receipt of requisite third-party consents;

•	the execution at the closing by CBI of the Registration Rights Agreement;

•	the execution at the closing by CBI of the Voting Agreement; and

•	the absence of any injunction or other order that prohibits the completion of the Acquisition.

Termination

The Stock Purchase Agreement may be terminated at any time, but not later than the closing, as follows:

•	By mutual written consent of Chemistry, PharmAust and CBI;

•	By any party to the Stock Purchase Agreement if a material breach of any representation, warranty or obligation contained in the Stock Purchase Agreement by another party exists that may not be cured within 30 days written notice of such breach; or

•	By any party to the Stock Purchase Agreement if any conditions contained in the Stock Purchase Agreement have not been fulfilled by the other parties thereto.

Effect of Termination

In the event of termination by Chemistry, PharmAust or CBI, the Stock Purchase Agreement will become void and have no effect, without any liability or obligation on the part of PharmAust, Chemistry or CBI.

Assignment

The rights and obligations of a party under the Stock Purchase Agreement may not be assigned without the prior consent of the other parties to such agreement.

Amendment

Any purported amendment to the Stock Purchase Agreement shall be null and void unless it is in writing and signed by the party to be charged with the amendment.

Further Assurances

Chemistry, PharmAust and CBI have agreed that each will execute and deliver on or after the date of the Stock Purchase Agreement, all such other documents and will take all reasonable actions as may be necessary to carry out the intent of the Stock Purchase Agreement.

Voting and Lock-up Agreement

In addition, pursuant to the terms of the Stock Purchase Agreement, Chemistry and PharmAust will enter into a Voting and Lock-Up Agreement. Pursuant to the terms of this agreement, Chemistry shall agree not to sell or otherwise dispose of the CBI common stock issued to it in the Acquisition for a period of 12 months following execution of the agreement. In addition, pursuant to the Voting and Lock-Up Agreement, for so long as they hold shares of CBI common stock, PharmAust and Chemistry have agreed to vote such shares in favor of any director nominees nominated by CBI’s Nominating Committee for election to CBI’s Board of Directors. A copy of the Voting and Lock-Up Agreement is attached as Exhibit B hereto.

Registration Rights

In addition to customary covenants contained in the Stock Purchase Agreement, CBI has agreed to certain registration obligations with regard to the shares issued to Chemistry. Upon closing, CBI has agreed to execute the Registration Rights Agreement. The Registration Rights Agreement will provide that at any time one (1) year after execution of the such agreement, Chemistry may demand that CBI register all or any portion of the shares issued to Chemistry with the Securities and Exchange Commission. This demand registration right is a one-time right. Pursuant to the terms of this arrangement, CBI will pay the costs associated with registration; provided, however, that Chemistry is responsible for any underwriting discounts, spreads and commissions and any costs, fees and disbursements of accountants and counsel retained by Chemistry. A copy of the Registration Rights Agreements is attached as Exhibit C hereto.

Effect of Acquisition

If the Acquisition is consummated, CBI will issue 2,150,000 restricted shares of CBI’s common stock to Chemistry as consideration for the shares of Mimotopes. If this occurs, Chemistry will own approximately 39.5% of CBI’s outstanding common stock. No other stockholder (based on current holdings) will own more than 5% of CBI’s common stock. Although the consummation of the Acquisition would result in a significant concentration of CBI’s common stock in one shareholder’s ownership, the Stock Purchase Agreement requires Chemistry to enter into a voting agreement that would require Chemistry to vote in favor of director candidates recommended for CBI’s board of directors by an independent nominating committee. While Chemistry is thus likely to have significant influence in shareholder votes, Chemistry will not own a majority of shares of CBI’s common stock and will not have the authority to appoint directors to CBI’s board or to veto candidates nominated by CBI’s independent nominating committee.

DIRECTORS AND MANAGEMENT OF

COMMONWEALTH BIOTECHNOLOGIES, INC.

FOLLOWING THE ACQUISITION OF MIMOTOPES

As of the completion of the Acquisition, CBI’s Board of Directors and executive officers will be as follows:

Name	Age	Position
Paul D’Sylva	37	CEO and Director
Robert B. Harris, Ph.D.	54	President and Director
Richard J. Freer, Ph.D.	64	Chairman, COO and Director
Thomas R. Reynolds	44	Executive Vice President for Science and Technology, Secretary and Director
James H. Brennan	54	Vice President – Financial Operations
Gerald P. Krueger	62	Director
Donald A. McAfee, Ph.D.	65	Director
Joseph R. Slay	57	Director
James D. Causey	53	Director
Samuel P. Sears, Jr.	63	Director

The following information with respect to the principal occupation or employment of each director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such director’s business experience during the past five years, has been furnished to CBI by the respective directors:

PAUL D’SYLVA, PH.D.

Chief Executive Officer

Dr. D’Sylva is the co-founder and Managing Director of PharmAust. Prior to the listing of PharmAust, Dr. D’Sylva served as the Director of Research and Development at Murdoch University from 2001 to 2005. Dr. D’Sylva has a strong track record in raising investment capital for early stage business ventures and has led the development of a number of successful research joint-venture institutes, companies and funds. During his tenure at Murdoch University, he founded and directed the AU$12.5m Investment Fund – Murdoch Westscheme Enterprise Partnership, founded and directed the commercial consulting company MurdochLink Pty Ltd, and was involved in the establishment and governance of a number of key research centers and institutes. He sits on the advisory board of the Centre for Computational Comparative Genomics, a joint-venture research institute in Bioinformatics based at Murdoch University and retains a non-executive role at Murdoch University as an Adjunct Professor of Business. He received a Ph.D. from the University of Arizona in public finance and econometrics.

ROBERT B. HARRIS, PH.D.

President and Director

Since founding CBI in 1992, Dr. Harris has served as the President and a director of CBI. He also assumed the position of Chief Executive Officer in 2002. Until 1997, Dr. Harris was employed in the Department of Biochemistry and Molecular Biophysics at Virginia Commonwealth University (“VCU”), first as an Assistant, then Associate and finally a full Professor. Dr. Harris received a joint bachelor’s degree in Chemistry and Biology from the University of Rochester, and a master’s degree and a doctorate degree in Biochemistry/Biophysical Chemistry from New York University.

RICHARD J. FREER, PH.D.

Chairman of the Board, Chief Operating Officer and Director

Since founding CBI in 1992, Dr. Freer has served as the Chairman of the Board and a director of CBI. He assumed the role of Chief Operating Officer in 2002. From 1975 until 1997, Dr. Freer was employed in the Department of Pharmacology and Toxicology at VCU, first as an Associate Professor and then a full Professor. In addition, from 1988 through 1995, Dr. Freer was first Director and then Chair of the Biomedical Engineering Program. From 1996 through 1997, Dr. Freer served as Professor in VCU’s Department of Biochemistry and Molecular Biophysics. Dr. Freer received a bachelor’s degree in Biology from Marist College and a doctorate degree in Pharmacology from Columbia University.

THOMAS R. REYNOLDS

Executive Vice President - Science and Technology, Secretary and Director

Thomas R. Reynolds currently serves CBI as Executive Vice President for Science and Technology and a director. He assumed the role of CBI’s Secretary in 1998. Since the founding of CBI in 1992, Mr. Reynolds has served as Vice President and Senior Vice President. From 1987 until 1997, Mr. Reynolds served as Manager of the Nucleic Acids Core Laboratory at the Massey Cancer Center in the Department of Microbiology and Immunology at Virginia Commonwealth University. Mr. Reynolds received a Bachelor’s degree in Biology from the Pennsylvania State University.

JAMES H. BRENNAN, MBA

Vice President – Financial Operations

Mr. Brennan became CBI’s Vice President, Financial Operations in January 2006. From December 1997 until January 2006, he served as CBI’s Controller. From 1996 to 1997, Mr. Brennan served as the Controller of Star Tobacco, a tobacco product manufacturer. From 1995, Mr. Brennan was the Controller of Herald Pharmacal, a manufacturer of skin care products. Mr. Brennan received a bachelor’s degree in Political Science from Mount St. Mary’s College and a master’s degree in Business Administration from Averett College.

GERALD P. KRUEGER

Director

Since 1999, Dr. Krueger has served as the Principal Research Scientist and Ergonomist at the Wexford Group International in Vienna, Virginia where he is director of Wexford’s Human Factors Engineering, Ergonomics, and Medical Research Program. He provides a wide variety of scientific advisory services to organizations in the Department of Defense and the Department of Transportation. For the Undersecretary of Defense for Laboratories and Basic Science, Dr. Krueger led a project to elicit exemplary practices in management of large industrial and government research labs for applicability to Department of Defense laboratories. He directed Wexford’s business management consulting effort in advising staff officers of the U.S. Army Medical Research and Materiel Command, Fort Detrick, Maryland on alternative schemes for prioritization of medical research programs. Recently, Dr. Krueger led a Human Systems Integration team for the Defense Information Systems Agency Teleport Satellite Communications upgrade program. He also served as a principal consultant on three National Academy of Sciences Transportation Research Board (“TRB”) Synthesis studies on commercial driver safety issues. His current TRB Synthesis work is evaluating Health and Wellness Programs for commercial truck and bus operators. Dr. Krueger has his Ph.D. in experimental and engineering psychology from the Johns Hopkins University. He had a highly successful 25-year Army career in occupational and preventive medicine research, is a graduate of the Army War College, and is an adjunct associate professor of military psychology at the Uniformed Services University of the Health Sciences in Bethesda, Maryland.

DONALD A. MCAFEE, PH.D.

Director

Since 2004, Dr. McAfee has served as Vice President of New Product Development for Cardiome Pharma Corp., a Vancouver-based drug discovery and development company. In addition, since 2004, Dr. McAfee has also served as a consultant for McAfee Scientific, a drug development consulting firm. In 1994, he co-founded Aderis Pharmaceuticals, Inc. (formerly Discovery Therapeutics, Inc.), a clinical stage pharmaceutical company, where he served as Chief Technical Officer and Director. Before organizing Discovery Therapeutics, Dr. McAfee served for eight years as Vice President, Research, at Whitby Research, Inc., Richmond, Virginia (formerly Nelson Research and Development, Irvine, California), managing drug discovery programs. Prior to entering industry, Dr. McAfee served as Chairman of the Division of Neurosciences at the Beckman Research Institute (City of Hope), Duarte, California, and held faculty appointments at the Yale University School of Medicine and the University of Miami School of Medicine. Dr. McAfee earned a doctorate degree. in Physiology at the University of Oregon School of Medicine, and has authored more than 100 articles and book chapters in neuroscience and pharmacology. He is currently an adjunct professor at the Medical College of Virginia and a Director of the Virginia Biotech Association, an industry advocacy group.

JOSEPH R. SLAY

Director

Since November 1992, Mr. Slay has served as President of Slay Public Relations, a Richmond, Virginia-based public relations firm. Since November 1994, Mr. Slay has served as a Partner of the Martin Agency, a Richmond, Virginia-based advertising firm. Mr. Slay has lectured on business communication issues in New York, Los Angeles, Chicago and Washington, D.C. He is an accredited member of the Public Relations Society of America. In 1995, he was the recipient of the group’s Thomas Jefferson Citation for Public Relations. In 2000, Mr. Slay was inducted into the VCU Communications Hall of Fame. Mr. Slay received a bachelor’s degree in History from Washington & Lee University. Since graduation, Mr. Slay has taken several graduate courses in Divinity from Edinburgh University and Business from VCU.

JAMES D. CAUSEY

Director

Since 2004, Mr. Causey has served as Vice President of Trader Publishing Company, a nationwide network of classified publications. From 2003 until 2004, Mr. Causey served as a consultant in the publishing industry. From 1999 to 2003, Mr. Causey served as the chief executive officer of Sabot Publishing, a Richmond, Virginia based publisher of leading special interest publications. Mr. Causey received a master’s degree in business from the University of Maryland.

SAMUEL P. SEARS, JR., ESQ.

Director

From September 2006 until the present, Mr. Sears has been Managing Partner of Cetrulo & Capone, LLP, a Boston, Massachusetts law firm. From March 1999 to September 2006, Mr. Sears was in private practice as an attorney and had been providing business consulting services. From December 1998 through February 1999, Mr. Sears served as Vice Chairman of American Prescription Providers, Inc., a specialty pharmacy network offering prescriptions and nutriceuticals to patients with chronic diseases. From 1995 through May 1998, Mr. Sears was Chief Executive Officer and Chairman to Star Scientific, Inc., a tobacco company focusing on demonstrating the commercial viability of potentially less harmful tobacco products. Mr. Sears is a graduate of Harvard College and Boston College Law School.

BENEFICIAL OWNERSHIP OF CBI’S SECURITIES

The following table sets forth information regarding the beneficial ownership of CBI’s common stock as of December 27, 2006 by:

•	each person known by CBI to be the beneficial owner of more than 5% of CBI’s outstanding shares of common stock;

•	each of CBI’s officers and directors; and

•	all of CBI’s officers and directors as a group.

Unless otherwise indicated, CBI believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. This table demonstrates the alignment of the interests of CBI’s directors and executive officers with the interests of CBI’s shareholders by showing how much of CBI’s outstanding common stock is beneficially owned by CBI’s directors, each of the Named Executive Officers and all directors and executive officers as a group as of December 27, 2006. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)(%)
Richard J. Freer, Ph.D. (2)	325,090	9.4
Robert B. Harris, Ph.D. (3)	195,838	5.6
Thomas R. Reynolds (4)	124,598	3.6
James H. Brennan (5)	86,696	2.5
Samuel P. Sears, Jr. (6)	98,476	2.9
Donald A. McAfee, Ph.D. (7)	35,267	1.1
Joseph R. Slay (8)	15,000	*
James D. Causey (9)	22,000	*
Gerald P. Krueger (10)	26,000	*
All directors and executive officers as a group (9 persons) (11)	928,965	23.8

*	Less than 1%

(1)	Applicable percentages are based on 3,322,769 shares outstanding on December 27, 2006. Also includes shares of common stock subject to options and warrants that may be exercised within 60 days of December 27, 2006. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table. This table is based upon information supplied by officers, directors, and principal shareholders and Schedule 13Gs filed with the SEC. Unless indicated in the footnotes to this table and subject to community property laws where applicable, CBI believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)	Dr. Freer’s address 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Dr. Freer includes currently exercisable options to purchase an aggregate of 121,726 shares of common stock and warrants to purchase an aggregate of 31,169 shares of common stock.

(3)	Dr. Harris’ address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Dr. Harris includes currently exercisable options to purchase an aggregate of 114,456 shares of common stock and warrants to purchase an aggregate of 28,947 shares of common stock.

(4)	Mr. Reynolds’ address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to beneficially held by Mr. Reynolds includes currently exercisable options to purchase an aggregate of 80,552 shares of common stock and warrants to purchase an aggregate of 13,158 shares of common stock.

(5)	Mr. Brennan’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Brennan includes currently exercisable options to purchase an aggregate of 77,080 shares of common stock. Of such shares, 550 shares are held by Mr. Brennan’s son, and Mr. Brennan disclaims beneficial ownership thereof.

(6)	Mr. Sears’ address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Sears includes currently exercisable options to purchase and aggregate of 32,029 shares of common stock.

(7)	Dr. McAfee’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Dr. McAfee represents currently exercisable options to purchase an aggregate of 32,029 shares of common stock.

(8)	Mr. Slay’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Slay represents currently exercisable options to purchase an aggregate of 15,000 shares of common stock.

(9)	Mr. Causey’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Causey represents currently exercisable options to purchase an aggregate of 21,000 shares of common stock.

(10)	Mr. Krueger’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Krueger includes currently exercisable options to purchase an aggregate of 21,000 shares of common stock.

(11)	Includes currently exercisable options and warrants to purchase an aggregate of 588,146 shares of common stock within 60 days of December 27, 2006.

MARKET PRICE INFORMATION AND DIVIDENDS

Commonwealth Biotechnologies, Inc.

CBI’s common stock trades on the Nasdaq Capital Market under the symbol “CBTE.” The closing price per share of CBI’s common stock on November 24, 2006, the last trading day prior to the announcement of the execution of the Stock Purchase Agreement, was $2.05.

The following table sets forth the high and low sales prices for each quarter for CBI’s common stock as reported on the Nasdaq Capital Market System from January 1, 2004 through December 31, 2006.

	Common Stock
Quarter Ended	High	Low
March 31, 2004	10.41	3.00
June 30, 2004	10.12	4.66
September 30, 2004	7.66	3.78
December 31, 2004	7.47	5.74
March 31, 2005	6.00	3.85
June 30, 2005	4.44	3.79
September 30, 2005	5.53	4.17
December 31, 2005	5.12	3.89
March 31, 2006	4.99	3.54
June 30, 2006	3.59	2.48
September 30, 2006	2.99	2.13
December 31, 2006	5.00	1.81

Holders of CBI’s common stock should obtain current market quotations for their securities. The market price of CBI’s common stock could vary at any time before the Acquisition. As of December 27, 2006, there were approximately 31 holders of record of CBI’s common stock.

CBI has not paid any dividends on its common stock to date, and does not intend to pay dividends prior to the completion of the Acquisition. Upon completion of the Acquisition CBI does not intend to pay any dividends on its shares of common stock. Rather, CBI intends to reinvest any earnings back into the combined company. At this time, the combined company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future.

Mimotopes

There is no established public trading market for the shares of common stock of Mimotopes. Chemistry is the only holder of Mimotopes common stock.

DESCRIPTION OF CBI’S SECURITIES

CBI’s total authorized capital stock of consists of 10,000,000 shares of common sock, without par value per share. The following descriptions contain all material terms and features of CBI’s securities, are qualified in all respects by reference to CBI’s Articles of Incorporation and Bylaws.

The following summary description of CBI’s capital stock is qualified in its entirety by reference to CBI’s Articles of Incorporation.

Common Stock

CBI is authorized to issue up to 10,000,000 shares of Common Stock. As of December 27, 2006, 3,322,769 shares of Common Stock are issued and outstanding. The holders of Common Stock are entitled to one vote for each share on all matters voted on by shareholders, including elections of directors, and possess exclusively all voting power except as otherwise required by law. CBI’s Articles of Incorporation do not provide for cumulative voting for the election of directors. The holders of Common Stock are entitled to such dividends as may be declared from time to time by CBI’s Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all of CBI’s assets available for distribution to such holders. The holders of Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Warrants

CBI has reserved 71,053 shares of common stock issuable upon the exercise of warrants issued to certain of its executives in connection with a private placement of securities that occurred simultaneously with CBI’s initial public offering in 1997. The warrants are exercisable June 24, 2007 and have an exercise price of $9.90 per share. Prior to exercise, holders of such warrants will not, as such, have any of the rights of shareholders of CBI.

CBI has reserved 32,778 shares of common stock issuable upon the exercise of warrants issued to investors in its August 2002 private placement of common stock and warrants to purchase common stock. Such warrants have an exercise price of $0.90 per share and an expire on August 29, 2007.

CBI has reserved 124,000 shares of common stock issuable upon the exercise of warrants issued to investors in its May 2004 private placement of common stock and warrants to purchase shares of common stock. Of these warrants, warrants to purchase 100,000 shares of common stock have an exercise price of $7.59 per share. The remaining warrants to purchase 24,000 shares of common stock have an exercise price of $7.50 per share. These warrants expire on May 27, 2009.

Certain Provisions of CBI’s Articles of Incorporation and Bylaws

CBI’s Articles of Incorporation and Bylaws contain provisions that make more difficult the acquisition of control of CBI’s company by means of a tender offer, a proxy contest, open market purchases or otherwise. The Articles of Incorporation provide for the CBI’s Board of Directors to be divided into three classes serving staggered terms. One class of directors will be elected each year for a three-year term. A director may be removed only for cause.

The Articles of Incorporation require the affirmative vote of more than two-thirds of the outstanding shares of Common Stock for the approval of mergers, share exchanges, certain dispositions of assets and other extraordinary transactions. In addition, the affirmative vote of at least two-thirds of the outstanding shares of each voting group of capital stock is required for approval of an Affiliated Transaction (as defined below) with an Interested Shareholder (as defined below), subject to certain exceptions comparable to those contained in the Virginia Stock Corporation Act (the “Virginia Act”). The Articles of Incorporation further require the affirmative vote of the majority of the outstanding shares of Common Stock for the approval of amendments to the Articles of Incorporation, except that the affirmative vote of at least two-thirds of the outstanding shares of Common Stock is required to approve an amendment to the provisions of the Articles of Incorporation establishing the classified board and the super majority voting requirement for Affiliated Transactions.

The Bylaws establish an advance notice procedure for the nomination of candidates for election as directors, other than by the Board of Directors of CBI, and for certain matters to be brought before an Annual Meeting of CBI. A shareholder must give CBI notice not less than 90 days prior to an Annual Meeting of shareholders to (i) nominate persons to be elected directors of CBI at such meeting or (ii) propose business matters to be considered at such meeting.

The purpose of the relevant provisions of the Articles of Incorporation and Bylaws is to discourage certain types of transactions that may involve an actual or threatened change of control of CBI and to encourage persons seeking to acquire control of CBI’s company to consult first with CBI’s company Board of Directors to negotiate the terms of any proposed business combination or offer. The provisions are designed to reduce the vulnerability of CBI’s company to an unsolicited proposal for a takeover of CBI’s company that does not have the effect of maximizing long-term shareholder value or is otherwise unfair to shareholders of CBI’s company, or an unsolicited proposal for the restructuring or sale of all or part of CBI’s company that could have such effects.

Certain Corporate Governance Provisions of the Virginia Act

CBI is subject to the “affiliated transactions” provisions of the Virginia Act which restrict certain transactions between CBI and any person (an “Interested Shareholder”) who beneficially owns more than 10% of any class of CBI’s voting securities (“Affiliated Transactions”). These restrictions, which are described below, do not apply to an Affiliated Transaction with an Interested Shareholder who has been such continuously since the date CBI first had 300 shareholders of record or whose acquisition of shares making such person an Interested Shareholder was previously approved by a majority of CBI’s Disinterested Directors.

“Disinterested Director” means, with respect to a particular Interested Shareholder, a member of CBI’s Board of Directors who was (i) a member on the date on which an Interested Shareholder became an Interested Shareholder or (ii) recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the Board of Directors. Affiliated Transactions include mergers, share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of CBI proposed by or on behalf of an Interested Shareholder, or any reclassification, including reverse stock splits, recapitalization or merger of CBI with its subsidiaries, which increases the percentage of voting shares owned beneficially by an Interested Shareholder by more than five percent.

The “affiliated transactions” statute prohibits CBI from engaging in an Affiliated Transaction with an Interested Shareholder for a period of three years after the Interested Shareholder became such unless the transaction is approved by the affirmative vote of a majority of the Disinterested Directors and by the affirmative vote of the holders of two-thirds of the voting shares other than those shares beneficially owned by the Interested Shareholder. Following the three-year period, in addition to any other vote required by law or by the Articles of Incorporation, an Affiliated Transaction must be approved either by a majority of the Disinterested Directors or by the shareholder vote described in the preceding sentence unless the transaction satisfies the fair-price provisions of the statute. These fair-price provisions require, in general, that the consideration to be received by shareholders in the Affiliated Transaction (i) be in cash or in the form of consideration used by the Interested Shareholder to acquire the largest number of its shares and (ii) not be less, on a per share basis, than an amount determined in the manner specified in the statute by reference to the highest price paid by the Interested Shareholder for shares it acquired and the fair market value of the shares on specified dates. CBI is also subject to the “control share acquisitions” provisions of the Virginia Act, which provide that shares of CBI’s voting securities which are acquired in a “Control Share Acquisition” have no voting rights unless such rights are granted by a shareholders’ resolution approved by the holders of a majority of the votes entitled to be cast on the election of directors by persons other than the acquiring person or any officer or employee-director of CBI’s company. A “Control Share Acquisition” is an acquisition of voting shares which, when added to all other voting shares beneficially owned by the acquiring person, would cause such person’s voting strength with respect to the election of directors to meet or exceed any of the following thresholds: (i) one-fifth, (ii) one-third or (iii) a majority. “Beneficial ownership” means the sole or shared power to dispose or direct the disposition of shares, or the sole or shared power to vote or direct the voting of shares, or the sole or shared power to acquire shares, including any such power which is not immediately exercisable, whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise. A person shall be deemed to be a beneficial owner of shares as to which such person may exercise voting power by virtue of an irrevocable proxy conferring the right to vote. An acquiring person is entitled, before or after a Control Share Acquisition, to file a disclosure statement with CBI and demand a special meeting of shareholders to be called for the purpose of considering whether to grant voting rights for the shares acquired or proposed to be acquired. CBI may, during specified periods, redeem the shares so acquired if no disclosure statement is filed or if the shareholders have failed to grant voting rights to such shares. In the event full voting rights are granted to an acquiring person who then has majority voting power, those shareholders who did not vote in favor of such grant are entitled to dissent and demand payment of the fair value of their shares from CBI. The control share acquisitions statute does not apply to an actual or proposed Control Share Acquisition if the Articles of Incorporation or CBI’s Bylaws are amended, within the time limits specified in the statute, to so provide.

A corporation may, at its option, elect not to be governed by the foregoing provisions of the Virginia Act by amending its Articles of Incorporation or Bylaws to exempt itself from coverage; provided, however, any such election not to be governed by the “affiliated transactions” statute must be approved by the corporation’s shareholders and will not become effective until 18 months after the date it is adopted. CBI has not elected to exempt its company from coverage under these statutes.

Effect of Certain Provisions Upon an Attempt to Acquire Control of CBI’s Company

The foregoing provisions of CBI’s Articles of Incorporation and Bylaws, as well as the provisions of Virginia law described above, make more difficult, and may discourage certain types of potential acquirers from proposing, a merger, tender offer or proxy contest, even if such transaction or occurrence may be favorable to the interests of the shareholders. Similarly, such provisions may delay or frustrate the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management, even if such removal might be beneficial to shareholders. By discouraging takeover attempts, these provisions might have the incidental effect of inhibiting (i) certain changes in management and (ii) the temporary fluctuations in the market price of the shares that often result from actual or considered takeover attempts.

Transfer Agent and Registrar

Computershare serves as the CBI’s transfer agent and registrar.

FORWARD-LOOKING STATEMENTS

Some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

CBI believes it is important to communicate its expectations to its shareholders. However, there may be events in the future that it is not able to accurately predict or over which it has no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by CBI in its forward-looking statements, including among other things:

•	statements regarding industry trends;

•	potential revenues and/or profits of CBI on a post-closing basis;

•	CBI’s ability to retain Mimotopes’ existing clients;

•	CBI’s ability to utilize Mimotopes to generate additional clients and/or work;

•	general economic conditions; and

•	geopolitical events and regulatory changes.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, CBI undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the Acquisition you should be aware that the occurrence of the events described in this proxy statement could have a material adverse effect on CBI upon completion of the Acquisition.

SHAREHOLDER PROPOSALS

CBI’s annual meeting of shareholders will be held on or about Friday, May 18, 2007 unless the date is changed by the Board of Directors. If you are a shareholder and you want to include a proposal in the proxy statement for the year 2007 annual meeting, you need to provide it to CBI by no later than December 14, 2006. You should direct any proposals to CBI’s secretary at CBI’s principal office. If you want to present a matter of business to be considered at this special meeting, under CBI’s bylaws you must give timely notice of the matter, in writing, to CBI’s secretary.

EXPERTS

The financial statements of Mimotopes included in this proxy statement have been audited by RSM Bird Cameron Partners, independent registered public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting.

WHERE YOU CAN FIND MORE INFORMATION

CBI files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by CBI with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CBI files their reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on CBI at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to CBI has been supplied by CBI, and all such information relating to Mimotopes has been supplied by Chemistry and PharmAust. Information provided by Chemistry, PharmAust or CBI does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the Acquisition, you should contact:

COMMONWEALTH BIOTECHNOLOGIES, INC.

601 BIOTECH DRIVE

RICHMOND, VIRGINIA 23235

(804) 648-3820

ATTENTION: RICHARD J. FREER, PH.D.

Exhibits:

Exhibit A	Stock Purchase Agreement
Exhibit B	Voting and Lock-Up Agreement
Exhibit C	Registration Rights Agreement
Exhibit D	Fairness Opinion of Anderson & Strudwick, Incorporated
Exhibit E	Financial Information of Mimotopes
Exhibit F	Pro Forma Financial Information

EXHIBIT A

STOCK PURCHASE AGREEMENT

BY AND AMONG

COMMONWEALTH BIOTECHNOLOGIES, INC.,

PHARMAUST LIMITED

AND

PHARMAUST CHEMISTRY LTD.

DATED

NOVEMBER 24, 2006

—i—

—ii—

Exhibit A	Form of Voting Agreement
Exhibit B	Form of Opinion of Counsel to the Seller
Exhibit C	Form of Target Employment Agreements
Exhibit D	Form of Registration Rights Agreement
Exhibit E	Form of Opinion of Counsel to the Buyer
Annex I	Exceptions to the Parent’s and the Seller’s Representations and Warranties
Annex II	Exceptions to the Buyer’s Representations and Warranties
Disclosure Schedule	Exceptions to Representations and Warranties Concerning the Target

—iii—

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of November 24, 2006, by and between COMMONWEALTH BIOTECHNOLOGIES, INC., a Virginia corporation (the “Buyer”), PHARMAUST LIMITED, an Australian limited company (the “Parent”), and PHARMAUST CHEMISTRY LTD, an Australian limited company (the “Seller”). The Buyer, the Seller and the Parent are referred to collectively herein as the “Parties”. The Seller owns all of the outstanding capital stock of MIMOTOPES PTY LTD, an Australian proprietary limited company (the “Target”).

WHEREAS, the Target is in the business of developing high quality research-grade peptide products and applications for the drug discovery industry;

WHEREAS, the Target is a wholly-owned subsidiary of the Seller;

WHEREAS, the Seller is a wholly-owned subsidiary of the Parent;

WHEREAS, the Buyer is in the business of providing analytical and synthetic chemistries and biophysical analysis technologies to the global biotechnology industry, academic institutions, government agencies and pharmaceutical companies;

WHEREAS, the Buyer desires to acquire the outstanding capital stock of the Target from the Buyer pursuant to the terms of this Stock Purchase Agreement; and

WHEREAS, the Parent is willing to enter into this Stock Purchase Agreement solely for the purposes described herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1. Definitions.

“A&S” means Anderson & Strudwick, Incorporated.

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses.

“Affiliate” means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

“Australian Dollars” and the symbol “A$” shall mean sums of money in the currency of Australia.

“Buyer” has the meaning set forth in the preface above.

“Closing” has the meaning set forth in Section 2(c) below.

“Closing Date” has the meaning set forth in Section 2(c) below.

“Confidential Information” means any information concerning the businesses and affairs of the Target that is not already generally available to the public.

“Corporations Act” means the Corporations Act 2001 (Commonwealth).

“COTS” has the meaning set forth in Section 4(1)(iii).

“Disclosure Schedule” has the meaning set forth in Section 4 below.

“Environmental, Health, and Safety Requirements” shall mean all federal, state, local and foreign statutes, regulations, ordinances and similar provisions having the force or effect of law, all judicial and administrative orders and determinations, and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.

“Financial Statements” has the meaning set forth in Section 4(f) below.

“GAAP” means United States generally accepted accounting principles as in effect from time to time.

“GST” means the Australian Goods and Services Tax.

“Income Tax” means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

“Income Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Indemnified Party” has the meaning set forth in Section 8(d) below.

“Indemnifying Party” has the meaning set forth in Section 8(d) below.

“Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof (collectively “Patents”), (b) all trademarks, service marks, trade dress, logos, trade names, corporate names and domain names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith (collectively, “Marks”), (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith (collectively “Copyrights”), (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals) (collectively “Trade Secrets”), (f) all computer software (including data, compilations of data and related documentation) collectively, “Software”), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

“Knowledge” means actual knowledge after reasonable investigation.

“Licenses In” has the meaning set forth in Section 4(1)(iii) below.

“Licenses Out” has the meaning set forth in Section 4(1)(iv) below.

“Licensed Intellectual Property” has the meaning set forth in Section 4(1)(iii) below.

“Most Recent Balance Sheet” means the balance sheet contained within the Most Recent Financial Statements.

“Most Recent Financial Statements” has the meaning set forth in Section 4(f) below.

“Most Recent Fiscal Month End” has the meaning set forth in Section 4(f) below.

“Most Recent Fiscal Year End” has the meaning set forth in Section 4(f) below.

“Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Owned Intellectual Property” has the meaning set forth in Section 4(1)(iii) below.

“Parent” has the meaning set forth in the preface above.

“Party” has the meaning set forth in the preface above.

“Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

“Purchase Price” has the meaning set forth in Section 2(b) below.

“Purchase Shares” collectively means the shares of the Common Stock of the Buyer, without par value per share, paid to the Seller pursuant to Section 2(b)(i) below.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Security Interest” means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic’s, materialmen’s, and similar liens, (b) liens for taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

“Seller” has the meaning set forth in the preface above.

“Target” has the meaning set forth in the preface above.

“Target Shares” collectively means (a) all issued and outstanding ordinary shares of the Target and (b) any ordinary shares held in treasury by the Target.

“Third Party Claim” has the meaning set forth in Section 8(d) below.

2. Purchase and Sale of Target Shares.

(a) Basic Transaction. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, all Target Shares for the consideration specified below in this Section 2.

(b) Purchase Price.

(i) Purchase Price. The Parties have agreed that the purchase price for the Target Shares (the “Purchase Price”) will be satisfied by the Buyer issuing 2,150,000 shares of its unregistered common stock, without par value per share, to the Seller (the “Purchase Shares”). The number of Purchase Shares to be so issued will not be adjusted to account for changes occurring between the date hereof and the Closing Date in the closing prices of the Seller’s common stock on the Nasdaq Capital Market or the Parent’s ordinary shares on the Australian Stock Exchange. The Buyer has engaged A&S to provide a fairness opinion regarding the Purchase Price.

(ii) Delivery of Purchase Price and Target Shares. On the Closing Date, the Buyer shall cause to be transferred to the Seller certificates for the Purchase Shares. The Purchase Shares shall be issued per instructions from the Seller. In exchange for the Purchase Shares, the Seller shall deliver to the Buyer the Target Shares, duly endorsed by the holder to the Buyer.

(c) The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of the Buyer in Richmond, Virginia commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine (the “Closing Date”); provided, however, that the Closing Date shall be no later than March 31, 2007.

(d) Deliveries at the Closing. At the Closing, (i) the Parent and the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 7(a) below, (ii) the Buyer will deliver to the Parent and the Seller the various certificates, instruments, and documents referred to in Section 7(b) below, (iii) the Seller will deliver to the Buyer stock certificates representing the Target Shares it holds, endorsed in blank or accompanied by duly executed assignment documents, and (iv) the Buyer will deliver to the Seller the Purchase Shares.

3. Representations and Warranties Concerning the Transaction.

(a) Representations and Warranties of the Parent and the Seller. The Parent and the Seller collectively represent and warrant to the Buyer that the statements contained in this Section 3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(a)), except as set forth in Annex I attached hereto.

(i) Organization of the Parent and the Seller. The Parent and the Seller are limited companies duly organized, validly existing, and in good standing under the laws of the Country of Australia, State of Victoria, including, but not limited to the Corporations Act.

(ii) Authorization of Transaction. The Parent and the Seller have full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Parent and the Seller, enforceable in accordance with its terms and conditions. The Parent and the Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. The Parent is not required by applicable law to obtain shareholder approval in order to consummate the transactions contemplated by this Agreement.

(iii) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Parent or the Seller is subject or any provision of its constitution or other governing documents or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Parent or the Seller is a party or by which either is bound or to which any of their assets is subject.

(iv) Brokers’ Fees. Each of the Parent and the Seller have no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Parent or the Buyer could become liable or obligated.

(v) Target Shares. The Seller holds of record and owns beneficially all of the issued and outstanding Target Shares free and clear of any restrictions on transfer, taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Target (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Target.

(vi) Investment. The Seller (A) understands that the Purchase Shares have not been, and will not be, registered under the Securities Act, or under any other securities laws, and are being offered and sold in reliance upon exemptions for transactions not involving any public offering, (B) is acquiring the Purchase Shares solely for its own account for investment purposes, and not with a view to the distribution, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Purchase Shares, and (E) is able to bear the economic risk and lack of liquidity inherent in holding the Purchase Shares.

(vii) Regulation S. The Seller is a “non-U.S. person” as defined in Regulation S of the Securities Act. The issuance of the Purchase Shares will be completed in an offshore transaction, as defined in Rule 902(h) of Regulation S of the Securities Act, as now in effect, and the Seller shall submit to the Buyer such further assurances of such status as may be reasonably requested by the Buyer. The Seller:

(A) agrees to resell the Purchase Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act;

(B) acknowledges that the Buyer is required to refuse to register any sale of the Purchase Shares unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; and

(C) agrees not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act.

(b) Representations and Warranties of the Buyer. The Buyer represents and warrants to the Parent and the Seller that the statements contained in this Section 3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3(b)), except as set forth in Annex II attached hereto.

(i) Organization of the Buyer. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia.

(ii) Authorization of Transaction. The Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. With the exception of filing a proxy statement relating to the transaction contemplated by this Agreement with the SEC and responding to any comments thereto, the Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(iii) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its articles of incorporation or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

(iv) Brokers’ Fees. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Seller or Parent could become liable or obligated.

(v) Purchase Shares. The Buyer holds of record and owns beneficially the Purchase Shares which constitute the Purchase Price for the Target Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.

4. Representations and Warranties Concerning the Target. The Parent and the Seller collectively represent and warrant to the Buyer that to the best of their collective knowledge and having made all reasonable investigations the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except as set forth in the disclosure schedule delivered by the Seller to the Buyer on the date hereof and initialed by the Parties (the “Disclosure Schedule”). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.

(a) Organization, Qualification, and Corporate Power. The Target is a proprietary limited company duly organized, validly existing, and in good standing under the laws of the Country of Australia, State of Victoria, including, but not limited to, the Corporations Act. The Target is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Target. The Target has full power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Section 4(a) of the Disclosure Schedule lists the directors and officers of the Target.

(b) Capitalization. The entire issued capital stock of the Target consists of 5,682,074 Target Shares. All of the Target Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Seller. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Target to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of the Target.

(c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Target is subject or any provision of the charter or bylaws of the Target or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Target is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). The Target does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

(d) Brokers’ Fees. The Target has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

(e) Title to Assets. The Target has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

(f) Financial Statements. Attached hereto, as Section 4(f) of the Disclosure Schedule, are the following financial statements (collectively, the “Financial Statements”): (i) audited balance sheets and statements of income, dated as of June 30, 2006 (the “Most Recent Fiscal Year End”) for the Target; and (ii) unaudited and normalized balance sheets and statements of income, dated as of June 30, 2005. The Financial Statements (including the notes thereto) are correct and complete and consistent with the books and records of the Target, and present fairly the financial condition of the Target as of such dates and the results of operations of the Target for such periods; provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

(g) Events Subsequent to Most Recent Fiscal Year End. Since the Most Recent Fiscal Year End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Target taken as a whole. Without limiting the generality of the foregoing, since that date:

(i) the Target has not sold, leased, transferred, or assigned any assets, tangible or intangible, outside the Ordinary Course of Business;

(ii) the Target has not entered into any agreement, contract, lease, or license outside the Ordinary Course of Business;

(iii) no party (including the Target) has accelerated, terminated, made modifications to, or canceled any material agreement, contract, lease, or license to which the Target is a party or by which it is bound;

(iv) the Target has not imposed any Security Interest upon any of its assets, tangible or intangible;

(v) the Target has not made any capital expenditures outside the Ordinary Course of Business;

(vi) the Target has not made any capital investment in, or any material loan to, any other Person outside the Ordinary Course of Business;

(vii) the Target has not created, incurred, assumed, or guaranteed any indebtedness for borrowed money and capitalized lease obligations;

(viii) the Target has not granted any license or sublicense of any material rights under or with respect to any Intellectual Property;

(ix) there has been no change made or authorized in the constitution of the Target;

(x) the Target has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

(xi) the Target has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

(xii) the Target has not experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

(xiii) the Target has not made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

(xiv) the Target has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

(xv) the Target has not granted any increase in the base compensation of any of its directors, officers, and employees;

(xvi) the Target has not adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees;

(xvii) the Target has not made any other material change in employment terms for any of its directors, officers, and employees; and

(xviii) the Target has not committed to any of the foregoing.

(h) Undisclosed Liabilities. The Target has no liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) liabilities which have arisen after the Most Recent Fiscal Month End in the Ordinary Course of Business.

(i) Legal Compliance. The Target has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

(j) Tax Matters.

(i) The Target has filed all Income Tax returns that it was required to file. All such Income Tax returns were correct and complete in all material respects. All Income Taxes owed by the Target (whether or not shown on any Income Tax return) have been paid. The Target is not currently the beneficiary of any extension of time within which to file any Income Tax return.

(ii) There is no dispute or claim concerning any Income Tax liability of the Target either (A) claimed or raised by any authority in writing or (B) as to which the Parent, the Seller or the directors and officers of the Target has Knowledge based upon personal contact with any agent of such authority.

(iii) Section 4(j) of the Disclosure Schedule lists all federal, state, local, and foreign Income Tax returns filed with respect to the Target for taxable periods ended on or after December 31, 2004, indicates those Income Tax returns that have been audited, and indicates those Income Tax returns that currently are the subject of audit. The Seller has delivered to the Buyer correct and complete copies of all federal Income Tax returns, examination reports, and statements of deficiencies assessed against, or agreed to by the Target since December 31, 2004. The Target has not waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency.

(k) Real Property.

(i) Section 4(k)(i) of the Disclosure Schedule lists and describes briefly all real property owned by the Target. With respect to each such parcel of owned real property:

(A) the identified owner has good and marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except for installments of special assessments not yet delinquent, recorded easements, covenants, and other restrictions, and utility easements, building restrictions, zoning restrictions, and other easements and restrictions existing generally with respect to properties of a similar character;

(B) there are no pending or, to the Knowledge of the Parent, the Seller and the directors and officers of the Target, threatened condemnation proceedings, lawsuits, or administrative actions relating to the property or other matters affecting the current use, occupancy, or value thereof;

(C) the legal description for the parcel contained in the deed thereof describes such parcel fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances, and do not encroach on any easement which may burden the land;

(D) all facilities have received all approvals of governmental authorities (including material licenses and permits) required in connection with the ownership or operation thereof, and have been operated and maintained in accordance with applicable laws, rules, and regulations;

(E) except as noted in Section 4(k)(i) of this Disclosure Schedule, there are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel of real property;

(F) except as noted in Section 4(k)(i) of this Disclosure Schedule, there are no outstanding options or rights of first refusal to purchase the parcel of real property, or any portion thereof or interest therein;

(G) except as noted in Section 4(k)(i) of this Disclosure Schedule, there are no parties (other than the Target) in possession of the parcel of real property.

(ii) Section 4(k)(ii) of the Disclosure Schedule lists and describes briefly all real property leased or subleased by the Target. The Seller has delivered to the Buyer correct and complete copies of the leases and subleases listed in Section 4(k)(ii) of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in Section 4(k)(ii) of the Disclosure Schedule:

(A) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect;

(B) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

(C) no party to the lease or sublease has repudiated any provision thereof;

(D) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

(E) the Target has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold; and

(F) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof, and have been operated and maintained in accordance with applicable laws, rules, and regulations.

(l) Intellectual Property.

(i) Except as is stated with specificity in Section 4(l)(i) of the Disclosure Schedule, the Target has never interfered with, infringed upon, diluted, misappropriated, or otherwise violated any Intellectual Property rights of third parties; none of the Seller and the directors and officers of the Target has ever received any charge, complaint, claim, demand, invitation to license or notice either alleging any such interference, infringement, misappropriation, or violation or suggesting that the Target may must limit its use or exploitation of Intellectual Property or must take a license in order to continue exploiting Intellectual Property; the use and exploitation of the Intellectual Property owned by or, to the Knowledge of the Seller, used by the Target will not interfere with, infringe, dilute, misappropriate or otherwise violate any Intellectual Property rights of any third party.

(ii) Except as is stated with specificity in Section 4(1)(ii) of the Disclosure Schedule, to the Knowledge of the Seller and the directors and officers of the Target, no third party has interfered with, infringed upon, misappropriated, or violated any Intellectual Property owned by the Target.

(iii) Section 4(1)(iii) of the Disclosure Schedule identifies all Patents, Marks, Copyrights, Trade Secrets, Software that is used in and material to the operation of the Target’s business, including without limitation any unregistered Intellectual Property and any pending applications for registration, for Patents, in all jurisdictions. Section 4(l)(iii)(A) of the Disclosure Schedule lists all such Intellectual Property that is owned by the Target (“Owned Intellectual Property”), and Section 4(l)(iii)(B) of the Disclosure Schedule lists all such Intellectual Property (excepting consumer off-the-shelf Software, or “COTS”) that is used by the Target pursuant to a license or other authorization from the owner of such Intellectual Property (“Licensed Intellectual Property”). The Seller has delivered to the Buyer correct and complete copies of all such registrations and applications for registration identifying the Intellectual Property identified in Section 4(l)(iii)(A) of the Disclosure Schedule; all assignments, invention disclosures and other documents evidencing how the Target acquired ownership of the Intellectual Property identified in Section 4(l)(iii)(A) of the Disclosure Schedule; and all licenses, authorization and permissions (in original form and as amended to date) by which the Target has been and is authorized to use the Intellectual Property required to be identified in Section 4(l)(iii)(B) of the Disclosure Schedule (“Licenses In”).

(iv) With respect to each item of the Owned Intellectual Property required to be identified in Section 4(l)(iii)(A) of the Disclosure Schedule:

(A) the Target is the sole owner of the Intellectual Property, and there are no joint owners;

(B) the Target has all assignments or other transfers from any third-party inventors, authors or other creators of such Intellectual Property (including but not necessarily limited to employees and consultants) necessary to be the sole owner of such Owned Intellectual Property, and such assignments and other documents are valid and enforceable, and Target is not in breach of any such agreements;

(C) the Target possess all right, title, and interest in and to the item, free and clear of any lien, Security Interest, encumbrance, license to others, or other restriction;

(D) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, consent judgment, settlement agreement, consent agreement, concurrent use agreement or other restriction that may limit or impair its use;

(E) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, administrative action, or demand is pending or, to the Knowledge of the Seller and the directors and officers of the Target, is threatened which challenges the legality, validity, enforceability, use, scope or ownership of the item;

(F) all applications for renewals, affidavits of use, maintenance fees and other actions and filings necessary to maintain and secure the Target’s sole ownership of the Owned Intellectual Property have been filed, accepted, paid, or taken, as the case may be;

(G) Neither the Seller nor the Target has any reason to believe that any Item of Owned Intellectual Property is invalid, unenforceable, abandoned, dedicated to the public, or otherwise subject to challenge, or that there is any factual basis for a third party to allege any such deficiency;

(H) Except as is identified in Section 4(l)(vii) of the Disclosure Schedule, the Target has not authorized, licensed or granted any permission to any third party to use or exploit the Owned Intellectual Property (“Licenses Out”);

(I) the Target has not assigned, conveyed, or transferred to any third party any interest in the Owned Intellectual Property; and

(J) the Target has never agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to their use of such Owned Intellectual Property.

(v) With respect to each item of Licensed Intellectual Property required to be disclosed in Section 4(l)(iii)(B) of the Disclosure Schedule:

(A) the Target has all authorization, licenses and approvals from the Owner of the Licensed Intellectual Property to use same as it is used in Target’s business;

(B) the Target’s use of Licensed Intellectual Property is and has been in accordance with the terms and conditions of the Licenses In to use such Licensed Intellectual Property, the Target is not and has not been in breach or default of same, and the Licenses In are valid, enforceable and subsisting;

(C) To the Knowledge of the Seller and the Target, the Licensed Intellectual Property is valid, enforceable, and the use thereof by the Target has not infringed and does not infringe the Intellectual Property or contractual rights of any third party;

(D) no party to the License In is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder;

(E) no party to the license, sublicense, agreement, or permission has repudiated any material provision thereof; and

(F) the Target has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

(vi) With respect to COTS and to the Target’s use of and access to third party Software, whether via the Internet or otherwise:

(A) all COTS used by the Target and/or residing on servers or computers under the Target’s ownership, custody and control is properly licensed by the owner of the Intellectual Property in such COTS; such licenses are valid, enforceable and subsisting; the Target is using such COTS in accordance with such licenses; the Target has not breached and is not in default of or arrears of its obligations under any such licenses; and

(B) all access to and use by the Target of third party Software residing on computers or servers not under the Target’s custody and control, including but not limited to access to Software via the Internet, has been authorized and in accordance with any terms of use, access agreements or other terms and restrictions imposed by the owner or provider of such Software.

(vii) Section 4(l)(vii) of the Disclosure Schedule identifies all licenses, sublicenses, permissions or other authorizations granted or made by the Target to use either Owned Intellectual Property or Licensed Intellectual Property. With respect to Licenses Out:

(A) Seller and Target have provided to Buyer all Licenses Out;

(B) no third party is using Owned Intellectual Property without a written, binding and enforceable License Out, and to the Knowledge of the Seller and the Target, no party to any License Out is or has been in breach or default of same;

(C) to the Knowledge of the Seller and the Target, no third party is using any Licensed Intellectual Property pursuant as the result of any action, disclosure or omission of the Target or the Seller without a written, binding and enforceable License Out, and to the Knowledge of the Seller and the Target, not party to any such License out is or has been in breach or default of same; and

(D) licenses out of Licensed Intellectual Property are authorized and in full compliance with the terms and conditions of the Licenses In of such Licensed Intellectual Property, and to the Knowledge of the Seller and the Target no act or omission of either the Target or third parties to Licenses out does constitute or has constitute a breach or default of any License In;

(viii) With respect to Trade Secrets, except as is stated to the contrary in Section 4(l)(viii) of the Disclosure Schedule:

(A) the Target and the Seller have provided to the Buyer copies of all nondisclosure agreements, confidentiality agreements, and other agreements of any type pursuant to which any third party may have had access to or the right to use any Trade Secrets of the Target;

(B) the Target is the sole owner of the Trade Secrets, excepting only for Trade Secrets of third parties held by the Target in confidence as identified in Section 4(l)(viii) of the Disclosure Schedule;

(C) the Target has not violated and is not violating the terms and restrictions on which it holds, uses, and/or discloses any Trade Secrets of third parties that have been entrusted to the Target in confidence;

(D) the Target is not in breach or default, and has not breached or defaulted upon any confidentiality or similar agreement with any third party;

(E) the Target has not disclosed or licensed any Trade Secrets to any third parties without binding and enforceable written obligations of confidentiality;

(F) the Target has not waived, forfeited, surrendered, dedicated to the public, or released any material Trade Secret once owned by it and material to the conduct of its business, whether by action or omission;

(G) the Target has employed reasonable precautions to safeguard the Trade Secrets against unauthorized use or disclosure, including but not limited to restricting access to the Target’s facilities, employing security Software on all computer systems, including confidentiality provisions in all vendor, supplier, customer, joint venture, research and other agreements pursuant to which others may have access to the Target’s Trade Secrets; and

(H) to the knowledge of the Seller and the Target, the Target’s rights in the Trade Secrets it owns are valid and enforceable in all jurisdictions in which the Target uses or authorizes the use of such Trade Secrets.

(m) Tangible Assets. The buildings, machinery, equipment, and other tangible assets necessary for the conduct of the Target’s Ordinary Business that the Target owns and leases are free from patent defects, have been appropriately maintained, and are in good operating condition and repair (subject to normal wear and tear).

(n) Inventory. The inventory of the Target consists of raw materials and supplies, manufactured and processed parts, work in process, and finished goods, all of which is merchantable and fit for the purpose for which it was procured or manufactured, and none of which is slow-moving, obsolete, damaged, or defective.

(o) Contracts. Section 4(n) of the Disclosure Schedule lists the following contracts and other agreements to which the Target is a party:

(i) any agreement (or group of related agreements) for the lease of personal property to or from any Person;

(ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services;

(iii) any agreement concerning a partnership or joint venture;

(iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation;

(v) any agreement concerning confidentiality or noncompetition;

(vi) any agreement with the Seller and its Affiliates (other than the Target);

(vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of its current or former directors, officers, and employees;

(viii) any collective bargaining agreement;

(ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis;

(x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees;

(xi) any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Target; or

(xii) any other agreement (or group of related agreements) the performance of which involves consideration in excess of A$10,000.

The Seller has delivered to the Buyer a correct and complete copy of each written agreement listed in Section 4(n) of the Disclosure Schedule (as amended to date). With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (C) no party has repudiated any provision of the agreement.

(p) Notes and Accounts Receivable. All notes and accounts receivable of the Target are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Target.

(q) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Target.

(r) Insurance. Section 4(q) of the Disclosure Schedule sets forth the following information with respect to each insurance policy with respect to which the Target is a party, a named insured, or otherwise the beneficiary of coverage:

(i) the name, address, and telephone number of the agent;

(ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

(iii) the policy number and the period of coverage;

(iv) the scope (including an indication of whether the coverage is on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

(v) a description of any retroactive premium adjustments or other loss-sharing arrangements.

With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) neither the Target nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (C) no party to the policy has repudiated any provision thereof. Section 4(q) of the Disclosure Schedule describes any self-insurance arrangements affecting the Target.

(s) Litigation. The Target is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge and (ii) is not a party or, to the Knowledge of the Parent, the Seller and the directors and officers of the Target, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

(t) Employees. To the Knowledge of the Parent, the Seller and the directors and officers of the Target, no executive, key employee, or significant group of employees plans to terminate employment with the Target during the next 12 months. The Target is not a party to or bound by any collective bargaining agreement, nor has it experienced any strike or material grievance, claim of unfair labor practices, or other collective bargaining dispute within the past three years. The Target has not committed any material unfair labor practice. None of the Parent, the Seller and the directors and officers of the Target has any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Target.

(u) Guaranties. The Target is not a guarantor or otherwise responsible for any liability or obligation (including indebtedness) of any other Person.

(v) Environment, Health, and Safety Matters.

(i) Each of the Target and its predecessors and Affiliates, if any, has complied and is in compliance with all Environmental, Health, and Safety Requirements.

(ii) Without limiting the generality of the foregoing, each of the Target and its Affiliates, if any, has obtained, has complied, and is in compliance with all permits, licenses and other authorizations that are required pursuant to Environmental, Health, and Safety Requirements for the occupation of its facilities and the operation of its business.

(iii) Neither the Target nor any of its Affiliates has received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental, Health, and Safety Requirements, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements.

(iv) None of the Target or its predecessors or Affiliates, if any, has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to material liabilities, including any material liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees.

(x) Disclosure. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

(w) Employment Agreements. The Target will have entered into employment agreements with each of the individuals indicated in Section 4(y) of the Disclosure Schedule by the Closing Date. Each of these employees were formerly employed by the Seller, but provided services to the Target exclusively. Each of the employment agreements with the Target are identical to the former employment agreements with the Seller in all material respects.

5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

(a) General. Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

(b) As promptly as practicable after the execution of this Agreement, the Buyer shall prepare, and file with the SEC, preliminary proxy materials relating to this Agreement to obtain shareholder approval. The Parent, the Seller and the officers and directors of the Target shall provide promptly to the Buyer such information concerning the Target and the Seller as, in the reasonable judgment of the Buyer, may be required or appropriate for inclusion in the proxy statement, or in any amendments or supplements thereto. At the earliest practicable time following the later of:

(i) receipt and resolution of SEC comments thereon, or

(ii) the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Securities Exchange Act.

The Buyer shall file definitive proxy materials with the SEC and cause the proxy statement to be mailed to its shareholders.

(c) Notices and Consents. The Parent and the Seller will cause the Target to give any notices to third parties, and will cause the Target to use its reasonable best efforts to obtain any third party consents, that the Buyer reasonably may request in connection with the matters referred to herein. Each of the Parties will (and the Parent and the Seller will cause the Target to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to herein.

(d) Operation of Business. The Parent and the Seller will not cause or permit the Target to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Parent and the Seller will not cause or permit the Target to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock or (ii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 4(g) above.

(e) Preservation of Business. The Parent and the Seller will cause the Target to keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

(f) Full Access. The Parent and the Seller will permit, and the Parent and the Seller will cause the Target to permit, representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Target, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to the Target. The Buyer will treat and hold as such any Confidential Information it receives from the Parent, the Seller, the Target, or any of the Seller’s subsidiaries in the course of the reviews contemplated by this Section 5(e), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Parent, the Seller, the Target, and the Seller’s subsidiaries all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

(g) Notice of Developments. The Parent and the Seller will give prompt written notice to the Buyer of any material adverse development causing a breach of any of the representations and warranties in Section 4 above. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in Section 3 above. No disclosure by any Party pursuant to this Section 5(g), however, shall be deemed to amend or supplement Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

6. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

(a) General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below). The Parent and the Seller acknowledge and agree that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to the Target.

(b) Litigation Support. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Target, each of the other Parties will cooperate with it and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section 8 below).

(c) Transition. The Parent and the Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of the Target from maintaining the same business relationships with the Target after the Closing as it maintained with the Target prior to the Closing.

(d) Confidentiality. The Parent and the Seller will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in their possession. In the event that the Parent or the Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, the Parent or the Seller, as applicable, will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section 6(d). If, in the absence of a protective order or the receipt of a waiver hereunder, the Parent or the Seller is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, the Parent or the Seller may disclose the Confidential Information to the tribunal; provided, however, that the Parent or the Seller, as applicable, shall use its reasonable best efforts to obtain, at the reasonable request of the Buyer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyer shall designate.

(e) Covenant Not to Compete. For a period of three years from and after the Closing Date, the Parent and the Seller will not engage directly or indirectly in any business that the Target conducts as of the Closing Date in any geographic area in which the Target conducts that business as of the Closing Date. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 6(e) is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

7. Conditions to Obligation to Close.

(a) Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Sections 3(a) and 4 above shall be true and correct in all material respects at and as of the Closing Date;

(ii) the Parent, the Seller and the Target shall have performed and complied with all of their respective covenants hereunder in all material respects through the Closing;

(iii) the shareholders of the Buyer shall have approved the transactions contemplated by this Agreement at a special shareholders meeting arranged in connection with the Company’s proxy statement;

(iv) the Target shall have procured all of the material third party consents specified in Section 5(c) above;

(v) the Company shall have resolved any SEC comments on its proxy statement OR the SEC’s 10-day waiting period mandated by Rule 14a-6(a) promulgated under the Securities and Exchange Act shall have expired;

(vi) the Target shall have procured all of the material third party consents specified in Section 5(c) above;

(vii) the Buyer’s Board of Directors shall have received an opinion from A&S, dated as of the date hereof, to the effect that, as of the date hereof, the consideration to be paid by the Buyer to the Seller for the Target Shares is fair to the Buyer’s shareholders from a financial point of view;

(viii) no action, suit, or proceeding shall be threatened or pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own the Target Shares and to control the Target, or (D) affect materially and adversely the right of the Target to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(ix) the Seller shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in Section 7(a)(i)-(iv) is satisfied in all respects;

(x) The Parties and the Target shall have received all other material authorizations, consents, and approvals of governments and governmental agencies referred to in Sections 3(a)(ii) and 3(b)(ii) above;

(xi) the Parent and the Buyer shall have entered into a voting agreement in form and substance as set forth in Exhibit A attached hereto and the same shall be in full force and effect;

(xii) the Buyer shall have received from counsel to the Seller an opinion in form and substance as set forth in Exhibit B attached hereto, addressed to the Buyer, and dated as of the Closing Date;

(xiii) the employees of Seller shall have terminated their employment with the Seller and entered into new employment agreements with the Target, copies of which will be delivered to the Buyer at Closing and will be substantially in the form and substance as set forth in Exhibit C hereto;

(xiv) the Parent shall have entered into a registration rights agreement with the Buyer in form and substance as set forth in Exhibit D hereto; and

(xv) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this Section 7(a) if it executes a writing so stating at or prior to the Closing.

(b) Conditions to Obligation of the Seller. The obligation of the Parent and the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(i) the representations and warranties set forth in Section 3(b) above shall be true and correct in all material respects at and as of the Closing Date;

(ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(iii) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(iv) the Buyer shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Section 7(b)(i)-(iii) is satisfied in all respects;

(v) the Parties and the Target shall have received all other material authorizations, consents, and approvals of governments and governmental agencies referred to in Sections 3(a)(ii) and 3(b)(ii) above;

(vi) the Parent and the Buyer shall have entered into a voting agreement in form and substance as set forth in Exhibit A and the same shall be in full force and effect;

(vii) the Nominating Committee of the Buyer’s Board of Directors shall have appointed the Parent’s nominee (who in the first instance shall be Paul D’Sylva) as a director of the Company, subject to shareholder approval at the Buyer’s 2007 Annual Meeting of Shareholders;

(viii) the Seller shall have received from counsel to the Buyer an opinion in form and substance as set forth in Exhibit E attached hereto, addressed to the Seller, and dated as of the Closing Date;

(ix) the Buyer shall have entered into a registration rights agreement with the Parent in form and substance as set forth in Exhibit D hereto; and

(x) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this Section 7(b) if it executes a writing so stating at or prior to the Closing.

8. Remedies for Breaches of this Agreement.

(a) Survival of Representations and Warranties. All of the representations and warranties of the Parent and the Seller contained in Section 4 above shall survive the Closing hereunder (even if the Buyer knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of two years thereafter.

(b) Indemnification Provisions for Benefit of the Buyer. In the event the Parent or the Seller breaches any of their representations, warranties, and covenants contained herein and, if there is an applicable survival period pursuant to Section 8(a) above, provided that the Buyer makes a written claim for indemnification against the Parent or the Seller pursuant to Section 10(h) below within such survival period, then the Parent and the Seller, jointly and severally agree to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification

(including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

(c) Indemnification Provisions for Benefit of the Seller. In the event the Buyer breaches any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section 8(a) above, provided that the Parent or the Seller makes a written claim for indemnification against the Buyer pursuant to Section 10(h) below within such survival period, then the Buyer agrees to indemnify the Parent and the Seller from and against the entirety of any Adverse Consequences the Parent or the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Parent or the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

(d) Matters Involving Third Parties.

(i) If any third party shall notify any Party (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Indemnifying Party”) under this Section 8, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(ii) The Indemnifying Party will have the right to assume the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party at any time within 15 days after the Indemnified Party has given notice of the Third Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard; and provided further that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim.

(iii) So long as the Indemnifying Party has assumed and is conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably) unless the judgment or proposed settlement involves only the payment of money damages by the Indemnifying Party and does not impose an injunction or other equitable relief upon the Indemnified Party and (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably).

(iv) In the event the Indemnifying Party does not assume and conduct the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith) and (B) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

(e) Non-Exclusive Remedy. The Buyer and the Seller acknowledge and agree that the foregoing indemnification provisions in this Section 8 are in addition to and not in derogation of any other statutory, equitable, or common law remedies (including any such remedies relating to environmental matters).

9. Tax Matters.

The following provisions shall govern the allocation of responsibility as between the Buyer and the Seller for certain tax matters following the Closing Date:

(a) Tax Periods Ending on or Before the Closing Date. The Buyer shall prepare or cause to be prepared and file or cause to be filed all tax returns for the Target for all periods ending on or prior to the Closing Date which are filed after the Closing Date other than Income tax returns with respect to periods for which a consolidated, unitary or combined income tax return of the Seller will include the operations of the Target. The Buyer shall permit the Seller to review and comment on each such tax return described in the preceding sentence prior to filing and shall make such revisions to such tax returns as are reasonably requested by the Seller. The Seller shall reimburse the Buyer for taxes of the Target with respect to such periods within fifteen (15) days after payment by the Buyer or the Target of such taxes.

(b) Tax Periods Beginning Before and Ending After the Closing Date. The Buyer shall prepare or cause to be prepared and file or cause to be filed any tax returns of the Target for tax periods which begin before the Closing Date and end after the Closing Date. The Seller shall pay to the Buyer within fifteen (15) days after the date on which taxes are paid with respect to such periods an amount equal to the portion of such taxes which relates to the portion of such taxable period ending on the Closing Date. For purposes of this Section, in the case of any taxes that are imposed on a periodic basis and are payable for a taxable period that includes (but does not end on) the Closing Date, the portion of such tax which relates to the portion of such taxable period ending on the Closing Date shall (x) in the case of any taxes other than taxes based upon or related to income or receipts, be deemed to be the amount of such tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and (y) in the case of any tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant taxable period ended on the Closing Date. Any credits relating to a taxable period that begins before and ends after the Closing Date shall be taken into account as though the relevant taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of the Target.

(c) Cooperation on Tax Matters.

(i) The Buyer, the Parent, the Target and the Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax returns pursuant to this Section and any audit, litigation or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Target and the Seller agree (A) to retain all books and records with respect to tax matters pertinent to the Target relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by the Buyer or the Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Target or the Seller, as the case may be, shall allow the other party to take possession of such books and records.

(ii) The Buyer and the Seller further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

(d) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such taxes and fees (including GST and any penalties and interest) incurred in connection with this Agreement, shall be paid by the Seller when due, and the Seller will, at its own expense, file all necessary tax returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other taxes and fees, and, if required by applicable law, the Buyer will, and will cause its Affiliates to, join in the execution of any such tax returns and other documentation.

10. Termination.

(a) Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

(i) the Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

(ii) the Buyer may terminate this Agreement by giving written notice to the Parent and the Seller at any time prior to the Closing (A) in the event the Parent or the Seller has breached any representation, warranty, or covenant contained in this

Agreement; (B) in the event the Buyer, in its sole and absolute discretion, is not satisfied with the results of its continuing business, legal, environmental, and accounting due diligence concerning the Target (including, without limitation, the valuation of the Target and the Target Shares); or (C) if the Closing shall not have occurred on or before March 31, 2007, by reason of the failure of any condition precedent under Section 7(a) hereof (unless the failure results primarily from the Buyer itself breaching any representation, warranty, or covenant contained in this Agreement); and

(iii) the Parent or the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing (A) in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect; (B) in the event the Seller, in its sole and absolute discretion, is not satisfied with the results of its continuing business, legal, environmental, and accounting due diligence concerning the Buyer; or (C) if the Closing shall not have occurred on or before March 31, 2007, by reason of the failure of any condition precedent under Section 7(b) hereof (unless the failure results primarily from the Seller breaching any representation, warranty, or covenant contained in this Agreement).

(b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 10(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained above shall survive termination.

11. Miscellaneous.

(a) Specific Performance. The parties agree that specific performance of the obligations under this Agreement may be enforced by a suit in equity. The rights and remedies provided by this Stock Purchase Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

(b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer, the Parent and the Seller; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

(c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

(e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Buyer, the Parent and the Seller.

(f) Counterparts. This Agreement may be executed in one or more facsimile or original counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

(g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then seven business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Parent:	PharmAust Limited
PO Box 661
Nedlands Western Australia 6909
Australia
Attention: Paul D’Sylva, Ph.D.

If to the Seller:	PharmAust Chemistry Ltd.
11 Duerdin Street
Clayton, Victoria
3168 Australia
Attention: Paul D’Sylva, Ph.D.

If to the Buyer:	Commonwealth Biotechnologies, Inc.
601 Biotech Drive
Richmond, Virginia 23235
United States of America
Attention: Richard J. Freer, Ph.D.

Copy to:	Bradley A. Haneberg, Esq.
Kaufman & Canoles
Three James Center, 12th Floor
1051 East Cary Street
Richmond, Virginia 23219

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication sent by such other means shall be deemed to have been duly given unless and until it actually is received by the intended recipient; provided, however that such sending Party may rely on customary indicia of delivery (including facsimile transmission receipts, courier delivery receipts and other similar proofs of delivery). Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(i) Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Virginia, without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Virginia. Jurisdiction and venue in any action arising under or related to this Agreement shall lie exclusively in the state and federal courts located in, respectively, the City of Richmond and the Eastern District of Virginia.

(j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer, the Parent and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

(k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(l) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Seller will bear the costs and expenses of the Target. The Parent and the Seller agree that the Target has not borne and will not bear the Parent’s or the Seller’s costs and expenses (including any of its legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

(m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation.

(n) Incorporation of Exhibits, Annexes, and Schedules. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

[Stock Purchase Agreement Execution Page Follows]

[Stock Purchase Agreement Execution Page]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

PARENT: PharmAust Limited, an Australian limited company

By:	/s/ Paul D’Sylva
Name:	Paul D’Sylva
Title:	Managing Director

SELLER: PharmAust Chemistry Limited, an Australian limited company

By:	/s/ Paul D’Sylva
Name:	Paul D’Sylva
Title:	Director

BUYER: Commonwealth Biotechnologies, Inc., a Virginia corporation

By:	/s/ Robert B. Harris
Name:	Robert B. Harris
Title:	President and Chief Executive Officer

EXHIBIT B

VOTING AND LOCK-UP AGREEMENT

                , 2007

Commonwealth Biotechnologies, Inc.

601 Biotech Drive

Richmond, Virginia 23235

Attention: Richard J. Freer, Ph.D.

Re:	Voting and Lock-Up Agreement

Dear Dr. Freer:

Reference is made to the Stock Purchase Agreement dated as of November 24, 2006 (the “Purchase Agreement”) between Commonwealth Biotechnologies, Inc., a Virginia corporation, (“CBI”), PharmAust Chemistry, Ltd., an Australian limited company (“Chemistry”), and PharmAust Limited, an Australian limited company (“PharmAust”). Terms used but not defined herein shall have the respective meanings set forth in the Purchase Agreement. In order to further induce CBI to continue to seek requisite approval of the Purchase Agreement from CBI’s shareholders and for other good and valuable consideration, and to clarify certain matters with respect to the parties, Chemistry and PharmAust hereby agree as follows:

1. For so long as Chemistry or PharmAust holds issued and outstanding shares of CBI’s common stock, each of Chemistry and PharmAust agree, at the discretion of CBI’s Board of Directors, to vote such shares of CBI’s common stock in favor of all director designees who are nominated by the Nominating Committee of CBI’s Board of Directors.

2. Without the prior written consent of CBI, which consent shall be in the sole discretion of CBI, each of Chemistry and PharmAust will not offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any shares of CBI’s capital stock, or any securities convertible into or exercisable or exchangeable for CBI’s capital stock, or warrants to purchase shares of CBI’s capital stock (including, without limitation, securities of CBI which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon the exercise of a stock option or warrant) for a period of one (1) year after the date of the Purchase Agreement.

3. Furthermore and in furtherance of the agreements set forth in Sections 1 and 2 above, each of Chemistry and PharmAust hereby undertake not to effect any assignment, transfer or other conveyance of CBI common stock which would contravene the intent of Sections 1 or 2.

4. The parties hereto agree there shall be imprinted or otherwise placed, on certificates held by each of Chemistry and PharmAust the following restrictive legend:

THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN VOTING AND LOCK-UP AGREEMENT AMONG COMMONWEALTH BIOTECHNOLOGIES, INC. (“CBI”) PHARMAUST CHEMISTRY, LTD. AND PHARMAUST LIMITED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF CBI.

5. The provisions of this Agreement shall be binding upon the successors and assigns of the parties including without limitation, any person who shall succeed to the ownership of any of the shares of CBI common stock and by Chemistry or PharmAust.

6. Except as provided by this Agreement, each of Chemistry and PharmAust shall exercise the full rights of a stockholder with respect to the shares of CBI common stock owned by them.

7. This Agreement shall terminate upon the mutual written agreement of CBI, Chemistry and PharmAust.

8. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

9. THIS AGREEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA. VENUE UNDER ANY CLAIM ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL LIE EXCLUSIVELY IN THE STATE COURTS LOCATED IN THE CITY OF RICHMOND AND THE U.S. FEDERAL COURTS LOCATED IN THE EASTERN DISTRICT OF VIRGINIA.

10. This Agreement may be amended only by an instrument in writing signed by each of the parties hereto.

11. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

13. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

14. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

15. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys’ fees.

16. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by courier, or mailed by United States first-class mail, postage prepaid directed to such party at its address set forth on the signature page hereto, or at such other address as such party may designate by ten (10) days’ advance written notice to the party providing notice. All such notices and other communications shall be deemed given upon personal delivery or three (3) days after the date of mailing.

17. This Agreement is intended to be the sole agreement of the parties as it relates to this subject matter and does hereby supersede all other agreements of the parties relating to the subject matter hereof.

Very truly yours, PHARMAUST CHEMISTRY, LTD.

By:
Name:
Title:
Date:

PHARMAUST LIMITED

By:
Name:
Title:
Date:

ACKNOWLEDGED: COMMONWEALTH BIOTECHNOLOGIES, INC.

By:
Name:
Title:
Date:

EXHIBIT C

COMMONWEALTH BIOTECHNOLOGIES, INC.

REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT is made as of                  , 2007, by and between Commonwealth Biotechnologies, Inc., a Virginia corporation (the “Company”), and PharmAust Chemistry Ltd, an Australian limited company (the “Stockholder”).

The Company and the Stockholder are parties to a Stock Purchase Agreement, dated as of November 24, 2006 (the “Purchase Agreement”). In connection with the issuance of shares of common stock, without par value per share, pursuant to the Purchase Agreement, the parties hereto desire to enter into this Registration Rights Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Demand Registrations.

(a) Requests for Registration. At any time after                  ,              the Stockholder may request registration under the Securities Act of 1933, as amended (the “Securities Act”), of all or any portion of the shares of the Company’s common stock, without par value per share, issued to it by the Company pursuant to the Purchase Agreement (the “Registrable Securities”) on an applicable Securities and Exchange Commission (the “SEC”) form. Such registration requested pursuant to this subsection 1(a) is referred to herein as the “Demand Registration.” The request for a Demand Registration shall specify the number of Registrable Securities requested to be registered. The Stockholder shall be entitled to request one Demand Registration in which the Company shall pay all Registration Expenses (as defined below). A registration shall not count as the Demand Registration until it has become effective.

(b) Priority on Demand Registration. The Company shall not include in the Demand Registration any securities which are not Registrable Securities without the prior written consent of the Stockholder. If the Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering.

(c) Restrictions on Demand Registration. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for the Demand Registration if the Company’s Board of Directors determines in its reasonable good faith judgment that the Demand Registration would reasonably be expected to have a material adverse effect on any planned merger, acquisition or similar transaction; provided that in such event, the Stockholder shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the permitted Demand Registration hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay the Demand Registration hereunder only once in any twelve-month period.

(d) Selection of Underwriters. The Stockholder shall have the right to select the investment banker(s) and manager(s) to administer the Demand Registration.

2. Registration Procedures. Whenever the Stockholder shall request that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Stockholder copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify the Stockholder of the effectiveness of the registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Stockholder set forth in such registration statement;

(c) furnish to the Stockholder such number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus) and such other documents as the Stockholder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholder;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Stockholder (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify the Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Stockholder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

(g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Stockholder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(h) make available for inspection by the Stockholder, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by the Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Stockholder, underwriter, attorney, accountant or agent in connection with such registration statement, subject to the agreement of such person to maintain the confidentiality of all confidential information of the Company;

(i) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

(j) obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Stockholder reasonably requests; and

(k) provide such reasonable assistance in the marketing of the Registrable Securities as is customary of issuers in primary underwritten public offerings (including participation by its senior management in “road shows”).

3. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audits or “cold comfort” letters required by or incident to such performance), compliance, premiums and other costs of policies of insurance purchased by the Company at its option against liabilities arising out of the public offering of such Registrable Shares, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. The Stockholder shall bear any underwriting discounts, spreads and commissions and shall bear any costs, fees and disbursements of accountants and counsel retained by it.

4. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, the Stockholder, its Shareholders, members, managers, officers and directors and each person who controls the Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Stockholder expressly for use therein or by the Stockholder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Stockholder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholder.

(b) In connection with any registration statement in which the Stockholder is participating, the Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Stockholder.

(c) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

6. Miscellaneous.

(a) The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Stockholder in this Agreement.

(b) This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(c) The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Stockholder to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

(d) Any person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(e) The provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Stockholder.

(f) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Notwithstanding the foregoing, however, this Agreement is not assignable without the prior written consent of both parties hereto.

(g) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(h) This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(i) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(j) The corporate law of the Commonwealth of Virginia shall govern all issues and questions concerning the relative rights of the Company and its shareholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Virginia. In furtherance of the foregoing, the internal law of the Commonwealth of Virginia shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(k) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the following addresses:

Commonwealth Biotechnologies, Inc.

601 Biotech Drive

Richmond, VA 23235

Attention: Richard J. Freer, Ph.D.

With copies to:

Bradley A. Haneberg, Esquire

Kaufman & Canoles, P.C.

Three James Center, Suite 1206

1051 East Cary Street

Richmond, Virginia 23219

PharmAust Chemistry Ltd

11 Duerdin Street

Clayton, Victoria

3168 Australia

Attention: Paul D’Sylva, Ph.D.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

*     *     *     *     *

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:
Name:
Title:

PHARMAUST CHEMISTRY LTD

By:
Name:
Title:

EXHIBIT D

November 17, 2006

The Board of Directors

Commonwealth Biotechnologies, Inc.

601 Biotech Drive

Richmond, VA 23235

Dear Members of the Board:

We understand that Commonwealth Biotechnologies, Inc., Richmond, Virginia (“Commonwealth Biotech”) and PharmAust Ltd., an Australian limited company and PharmAust Chemistry Ltd., an Australian limited company, who currently owns all of the outstanding capital stock of Mimotopes Pty Ltd., propose to enter into a Stock Purchase Agreement, substantially in the form of the draft agreement as presented to the Commonwealth Biotech Board on November 17, 2006 (the “Agreement”). The Agreement, among other things, provides for the exchange of 2,150,000 outstanding shares of Commonwealth Biotech common stock, without par value, as the acquisition consideration of Mimotopes.

You have asked for our opinion as to the fairness of the Stock Purchase Agreement, pursuant to the Agreement, from a financial point of view to the holders of shares of Commonwealth Biotech common stock. For purposes of the opinion set forth herein, we have reviewed:

•	the historical financial performance, current financial position and general prospects of Commonwealth Biotech and certain internal financial analyses and forecasts prepared by management of Mimotopes and Commonwealth Biotech;

•	the historical financial performance, current financial position and general prospects of Mimotopes and certain internal financial analyses and forecasts prepared by management of Mimotopes and Commonwealth Biotech;

•	interim reports to shareholders and Quarterly Reports on Form 10-Q of Commonwealth Biotech and other communications from Commonwealth Biotech to its shareholders;

•	interim reports of Mimotopes and other communications from Mimotopes parent company, PharmAust, Ltd.; and

•	other financial information concerning the businesses and operations of Commonwealth Biotech and Mimotopes furnished to A&S by Commonwealth Biotech and Mimotopes for purposes of A&S’ analysis;

A&S also communicated with members of senior management of Commonwealth Biotech:

•	past and current business operations;

•	financial condition;

•	future prospects of the respective companies; and

•	likely tax, accounting, transaction costs and synergies resulting from the merger

A&S also:

•	reviewed the market prices, valuation multiples, publicly reported financial conditions and results of operations for Mimotopes and its parent company PharmAust, Ltd. and compared them with those of certain publicly traded companies that A&S deemed to be relevant;

•	reviewed the market prices, valuation multiples, publicly reported financial condition and results of operations for Commonwealth Biotech and compared them with those of certain publicly traded companies that A&S deemed to be relevant;

•	compared the proposed financial terms of the acquisition with the financial terms of certain other transactions that A&S deemed to be relevant; and

•	performed other studies and analyses that it considered appropriate and generally described below.

We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to financial forecasts and plans, including certain strategic, financial and operational benefits anticipated from the Stock Purchase Agreement, we have assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of the future financial performance of Commonwealth Biotech and Mimotopes. We have assumed that the Stock Purchase Agreement will be consummated in accordance with the terms of the Agreement. We have not made any independent valuation or appraisal of the assets or liabilities of Commonwealth Biotech and Mimotopes. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

Anderson & Strudwick, Inc., as part of its investment banking business, is continually engaged in the valuation of such securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities industry, we have experience in, and knowledge of, the valuation of such enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase

D-2

securities from, and sell securities to, Commonwealth Biotech and Mimotopes and its parent company PharmAust Ltd. As a market maker in securities, A&S may from time to time have a long or short position in, and buy or sell, debt or equity securities of Commonwealth Biotech, Mimotopes and its parent company PharmAust Ltd. for A&S’ own account and for the accounts of its customers. Anderson & Strudwick will receive a fee for our services in issuing an opinion to the Board of Directors of Commonwealth Biotech. In the past, Anderson & Strudwick, Inc. has provided financial advisory and financing services for Commonwealth Biotech and has received fees for the rendering of these services.

It is understood that this letter is for the information of the Board of Directors of Commonwealth Biotech and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by Commonwealth Biotech in respect of the Stock Purchase Agreement with proper regulatory agencies. In addition, this opinion does not in any manner address the prices at which the Commonwealth Biotech Common Stock will trade, following consummation of the Stock Purchase Agreement, and Anderson & Strudwick, Inc. expresses no opinion or recommendation as to how the shareholders of Commonwealth Biotech should vote at the shareholders’ meeting held in connection with the Stock Purchase Agreement.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Stock Purchase Agreement consideration is fair from a financial point of view to the holders of shares of Commonwealth Biotech Common Stock.

Very truly yours,

/s/ ANDERSON & STRUDWICK, INC.

D-3

Exhibit E

MIMOTOPES PTY LTD

ACN 090 841 286

Financial Report for the year ended 30 June 2006

CONTENTS

Directors’ Report	1

Auditor’s Independence Declaration	4

Independent Audit Report	5

Directors’ Declaration	7

Income Statement	8

Balance Sheet	9

Statement of Changes in Equity	10

Cash Flow Statement	11

Notes to the Financial Statements	12

MIMOTOPES PTY LTD

DIRECTORS’ REPORT

Your Directors present their report together with the financial report of the Company for the year ended 30 June 2006.

Directors

The names and qualifications of directors in office at any time during or since the end of the year are:

Mr Ron Deane (Chairman)

Qualifications and Experience:

Mr Deane has a distinguished career in the pharmaceutical and biotechnology industry. For over 20 years, he worked with CSL, where he became successively General Sales Manager, Marketing Director and then Group Director - Marketing, with responsibility for all sales, marketing and distribution activities across the four operating Divisions of Bioplasma, Pharmaceutical, Veterinary and Diagnostics.

In 1986, he became Group Director – Administration, controlling the Finance and Personnel functions.

He was then appointed Chief Executive Officer of CSL’s new wholly-owned biotech company, Mimotopes Pty Ltd (www.mimotopes.com). When Mimotopes was acquired by Chiron and later by another US biotechnology company, MitoKor Inc, he was asked to stay on as CEO on each occasion. He was appointed Chief Business Officer for MitoKor in 2000 and worked in San Diego until his retirement in 2002.

Mr Deane also served as a non-executive director from May 2002, and Non-Executive Chairman of VRI Biomedical from May 2003, to October 2003.

Dr Paul D’Sylva

Qualifications and Experience:

Prior to 1 July 2005 when Dr D’Sylva joined the PharmAust Group as a full-time executive in the role of Managing Director of Mimotopes Pty Ltd before moving to PharmAust Limited Managing Director in October 2005, Dr D’Sylva served as the Director of Research and Development at Murdoch University (2001 - 2005). He has led the development of a number of successful research joint-venture institutes, companies and funds. He is a member of the Australian Institute of Company Directors and holds an appointment as an Adjunct Professor of Business at Murdoch University. Dr D’Sylva hold a PhD.

Dr Wayne Best

Qualifications and Experience:

Dr Best has over 20 years experience in synthetic and medicinal chemistry in academia, government and industry. After four years with ICI Australia’s Research Group in Melbourne, Dr Best returned to Western Australia and spent the ten years preceding the establishment of Epichem at the Chemistry Centre (WA) where he was responsible for the formation and running of the Medicinal and Biological Chemistry Section. Dr Best is a Fellow of the Royal Australian Chemical Institute and currently holds appointments as an Adjunct Associate Professor at both Murdoch University and The University of Western Australia. Dr Best holds the following Qualifications: BSc(Hons)., PhD., DIC.

1

MIMOTOPES PTY LTD

DIRECTORS’ REPORT (Cont.)

Principal Activity and Review of Operations

The principal activities of the Company during the year were the processing and sale of research-grade peptide products.

Operating Results

The loss of the Company after income tax was $860,931 for the year ended 30 June 2006 (2005:$2,800,043 unaudited).

Significant Changes in State Of Affairs

In the opinion of the Directors, there were no significant changes in the state of affairs of the Company that occurred during the financial period, not otherwise disclosed in these financial statements.

Events Subsequent to the end of the Financial Period

No matters or circumstances have arisen since the end of the financial period, that significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of affairs of the Company in subsequent financial years.

Future Developments

Likely developments in the operations of the Company and the expected results of those operations in future financial years have not been included in this report, as the inclusion of such information is likely to result in unreasonable prejudice to the Company.

Environmental Regulation

The Company’s operations are not regulated by any significant environmental regulation under a Law of the Commonwealth or of a State or Territory.

Dividends

No dividends were declared or paid since the start of the financial year. No recommendation for payment of dividends has been made.

2

MIMOTOPES PTY LTD

DIRECTORS’ REPORT (Cont.)

Share Options

No options over issued shares or interests in the Company were granted during or since the end of the financial year and there were no options outstanding at the date of this report.

Directors’ Benefits

No director has received or has become entitled to receive, during or since the financial year, a benefit because of a contract made by the Company or related body corporate of a director, a firm which a director is a member or an entity in which a director has a substantial financial interest.

Indemnifying Officer or Auditor

During the period the parent company did carry Directors and Officer Indemnity insurance (which covered the directors and officers of Mimotopes Pty Ltd). The premium for the policy is $23,040 per annum.

The Company’s Constitution provides that except as may be prohibited by Sections 199A and 199B of the Corporations Act every Officer, auditor or agent of the Company shall be indemnified out of the property of the Company against any liability incurred by him in his capacity as Officer, auditor or agent of the Company or any related corporation in respect of any act or omission whatsoever and howsoever occurring or in defending any proceedings whether civil or criminal.

Proceedings on behalf of Company

No person has applied for leave of Court to bring proceedings on behalf of the Company or intervene in any proceedings to which the Company is a party for the purpose of taking responsibility on behalf of the Company for all or any part of those proceedings.

The Company was not a party to any such proceedings during the year.

Auditor’s Independence Declaration

A copy of the auditor’s independence declaration as required under section 307C of the Corporations Act 2001 is included within the financial statements.

Adoption of Australian equivalents to International Financial Reporting Standards

As a result of the introduction of Australian equivalents to International Financial Reporting Standards (IFRS), the company’s financial report has been prepared in accordance with those Standards. A reconciliation of adjustments arising on the transition to Australian equivalents to IFRS is included in Note 20 of the financial report.

Signed in accordance with a resolution of Directors

Paul D’Sylva
Director

Dated this 5th day of December 2006

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Chartered Accountants

8 St Georges Terrace Perth WA 6000
GPO Box R1253 Perth WA 6844
T +61 8 9261 9100 F +61 8 9261 9101 www.rsmi.com.au

AUDITOR’S INDEPENDENCE DECLARATION

TO THE DIRECTORS OF

MIMOTOPES PTY LTD

I declare that, to the best of my knowledge and belief, during the year ended 30 June 2006 there have been:

(a)	no contraventions of the auditor independence requirements as set out in the Corporations Act 2001 in relation to the audit; and

(b)	no contraventions of any applicable code of professional conduct in relation to the audit.

RSM BIRD CAMERON PARTNERS
Chartered Accountants

Perth, WA	S C CUBITT
Dated: 5 December 2006	Partner

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Chartered Accountants

8 St Georges Terrace Perth WA 6000
GPO Box R1253 Perth WA 6844
T +61 8 9261 9100 F +61 8 9261 9101 www.rsmi.com.au

INDEPENDENT AUDIT REPORT

TO THE MEMBERS OF

MIMOTOPES PTY LTD

Scope

We have audited the financial report of Mimotopes Pty Ltd for the year ended 30 June 2006. The Director’s are responsible for the financial report. We have conducted an independent audit of the financial report in order to express an opinion on it to the members.

Our audit has been conducted in accordance with Australian Auditing Standards and United States Generally Accepted Auditing Standards to provide reasonable assurance whether the financial report is free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion whether, in all material respects, the financial report is presented fairly in accordance with the Corporations Act 2001, including compliance with Accounting Standards and other mandatory financial reporting requirements in Australia, so as to present a view which is consistent with our understanding of the Company’s financial position, the results of its operations and its cash flows.

The audit opinion expressed in this report has been formed on the above basis.

Qualification

The financial report for the year ended 30 June 2005 has not been audited, except for the balance sheet. Accordingly, we are not in a position to and do not express an opinion on the comparatives for 2005, except for the balance sheet.

Independence

In conducting our audit, we followed applicable independence requirements of Australian professional ethical pronouncements and the Corporations Act 2001.

5

Qualified Audit Opinion

In our opinion, except for the effects on the comparatives for 2005 of such adjustments, if any, as might have been determined to be necessary had the limitation on the scope of our work as discussed in the qualification paragraph not existed, the financial report of Mimotopes Pty Ltd is in accordance with:

(a)	the Corporations Act 2001, including:

(i)	giving a true and fair view of the Company’s financial position at 30 June 2006 and of its performance for the year ended on that date; and

(ii)	complying with Accounting Standards in Australia and the Corporations Regulations 2001; and

(b)	other mandatory financial reporting requirements in Australia.

RSM BIRD CAMERON PARTNERS Chartered Accountants

Perth, WA	S C CUBITT
Dated: 5 December 2006	Partner

6

MIMOTOPES PTY LTD

DIRECTORS’ DECLARATION

The Directors of the Company declare that:

1.	the financial statements and notes are in accordance with the Corporations Act 2001, including;

(a)	comply with Accounting Standards and the Corporations Regulations 2001; and

(b)	give a true and fair view of the financial position as at 30 June 2006 and of the performance for the year ended on that date.

2.	in the Directors’ opinion there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors.

Paul D’Sylva
Director

Dated this 5th day of December 2006

7

MIMOTOPES PTY LTD

INCOME STATEMENT

For the year ended 30 June 2006

	Note	2006 $	2005 Unaudited $
Revenue	2	4,008,315	5,381,317
Other income	2	9,185	46,244

Raw materials and consumables used		(539,296)	(772,670)
Employee benefits expense		(2,201,696)	(4,279,659)
Depreciation expense		(164,518)	(469,279)
Other expenses	3	(1,972,921)	(2,705,996)

Loss before income tax expense		(860,931)	(2,800,043)

Income tax (expense)/ benefit	4	—	—

Loss after income tax expense/ benefit		(860,931)	(2,800,043)

The accompanying notes form part of these financial statements

8

MIMOTOPES PTY LTD

BALANCE SHEET

As at 30 June 2006

	Note	2006 $	2005 $
CURRENT ASSETS
Cash and cash equivalents	12(a)	151,751	619,873
Trade and other receivables	5	631,731	567,647
Other current assets	6	3,406	25,620

TOTAL CURRENT ASSETS		786,888	1,213,140

NON CURRENT ASSETS
Property, plant and equipment	7	3,000,477	28,310

TOTAL NON CURRENT ASSETS		3,000,477	28,310

TOTAL ASSETS		3,787,365	1,241,450

CURRENT LIABILITIES
Trade and other payables	8	602,816	782,833
Short-term provisions	9	109,938	32,755
Short-term borrowings	10	3,050	—

TOTAL CURRENT LIABILITIES		715,804	815,588

NON CURRENT LIABILITIES
Trade and other payables	8	668,301	263,995
Long-term provisions	9	6,078	1,161
Long-term borrowings	10	11,442	—

TOTAL NON CURRENT LIABILITIES		685,821	265,156

TOTAL LIABILITIES		1,401,625	1,080,744

NET ASSETS		2,385,740	160,706

CONTRIBUTED EQUITY
Contributed equity	11	1	1
Reserves		2,941,752	—
Retained earnings		(556,013)	160,705

TOTAL EQUITY		2,385,740	160,706

The accompanying notes form part of these financial statements

9

MIMOTOPES PTY LTD

STATEMENT OF CHANGES IN EQUITY

For the year ended 30 June 2006

	Contributed Equity $	Retained Earnings $	Asset Revaluation Reserve $	Total $
2005 (Unaudited)

Balance at 1 July 2004	5,682,070	(8,991,146)	—	(3,309,076)
Loss for the year	—	(2,800,043)	—	(2,800,043)
Shares issued	6,269,825	—	—	6,269,825
Cancellation of issued capital	(11,951,894)	11,951,894	—	—

Balance at 30 June 2005	1	160,705	—	160,706

2006

Balance at 1 July 2005	1	160,705	—	160,706
Loss for the year	—	(860,931)		(860,931)
Revaluation increment	—	—	3,085,965	3,085,965
Depreciation of revalued assets	—	144,213	(144,213)	—

Balance at 30 June 2006	1	(556,013)	2,941,752	2,385,740

Description of Reserves

Asset Revaluation Reserve

The asset revaluation reserve records the revaluation of property, plant and equipment.

The accompanying notes form part of these financial statements

10

MIMOTOPES PTY LTD

CASH FLOW STATEMENT

For the year ended 30 June 2006

	Note	2006 $	2005 Unaudited $
Cash flows from operating activities
Receipts from customers		3,952,656	5,399,871
Payments to suppliers and employees		(4,789,608)	(9,494,386)
Interest received		751	7,390

Net cash used in operating activities	12(b)	(836,201)	(4,087,125)

Cash flows from investing activities
Repayment of hire purchase creditors		(3,937)	—
Payments for plant and equipment		(32,290)	(47,178)

Net cash used in investing activities		(36,227)	(47,178)

Cash flows from financing activities
Equity from related party		—	6,269,825
Repayment of related party loans		—	(2,056,550)
Proceeds from related party loans		404,306	—

Net cash provided by financing activities		404,306	4,213,275

Net Increase/ (decrease) in cash held		(468,122)	78,972

Cash held at the beginning of the financial year		619,873	540,901

Cash held at the end of the financial year	12(a)	151,751	619,873

The accompanying notes form part of these financial statements

11

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES

(a)	Basis of preparation

The financial report is a general purpose financial report that has been prepared in accordance with Accounting Standards, Urgent Issues Group Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board and the Corporations Act 2001.

The financial report covers Mimotopes Pty Ltd as an individual entity. Mimotopes Pty Ltd is a company limited by shares, incorporated and domiciled in Australia.

The financial report of Mimotopes Pty Ltd complies with all Australian equivalents to International Financial Reporting Standards (AIFRS) in their entirety.

The following is a summary of the material accounting policies adopted by the Company in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.

First-time Adoption of Australian Equivalents to International Financial Reporting Standards

Mimotopes Pty Ltd has prepared financial statements in accordance with the Australian equivalents to International Financial Reporting Standards (AIFRS) from 1 July 2005.

In accordance with the requirements of AASB 1 First-time Adoption of Australian Equivalents to International Financial Reporting Standards, adjustments to the Company’s financial statements resulting from the introduction of IFRS have been applied retrospectively to 2005. These financial statements are the first financial statements of Mimotopes Pty Ltd to be prepared in accordance with AIFRS.

The accounting policies set out below have been consistently applied to all years presented.

Reconciliations of the transition from previous Australian GAAP to AIFRS have been included in Note 20 to this report.

Reporting Basis and Conventions

The financial report has been prepared on the basis of accounting principles applicable to a going concern, which assumes the commercial realisation of the future potential of the Company’s assets and the discharge of their liabilities in the normal course of business.

The ability of the Company to continue as a going concern and meet its debts as and when they fall due is dependent on the continuing financial support of PharmAust Limited, the Company’s ultimate parent entity.

12

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES

Reporting Basis and Conventions (Cont)

PharmAust Limited has undertaken to provide to the Company, by letter dated 4 December 2006, financial support for 12 months from that date or until the Company is sold by PharmAust Limited if that occurs within the 12 month period, necessary to enable it to meet its debts resulting from its activities, as and when they fall due and not to call on loans advanced to the Company for repayment until the Company has sufficient funds to repay its secured and unsecured creditors.

Accordingly the Directors believe that the Company will continue as a going concern and have adopted that method of accounting in the preparation of the financial report.

The financial report has also been prepared on an accruals basis and is based on historical costs modified by the revaluation of selected non-current assets, financial assets and financial liabilities for which the fair value basis of accounting has been applied.

(b)	Income Tax

The charge for current income tax expenses is based on the profit for the year adjusted for any non-assessable or disallowed items. It is calculated using tax rates that have been enacted or are substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. No deferred income tax will be recognised from the initial recognition of an asset or liability, excluding a business combination, where there is no effect on accounting or taxable profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realised or liability is settled. Deferred tax is credited in the income statement except where it relates to items that may be credited directly to equity, in which case the deferred tax is adjusted directly against equity.

Deferred income tax assets are recognised to the extent that it is probable that future tax profits will be available against which deductible temporary differences can be utilised.

The amount of benefits brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the Company will derive sufficient future assessable income to enable the benefit to be realised and comply with the conditions of deductibility imposed by the law.

13

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(c)	Property, Plant and Equipment

Each class of property, plant and equipment is carried at cost or fair value less, where applicable, any accumulated depreciation and impairment losses.

The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows that will be received from the assets employment and subsequent disposal. The expected net cash flows have been discounted to their present values in determining recoverable amounts.

The Company recognises in the carrying amount of an item of property, plant and equipment the cost of replacing part of such an item when that cost is incurred if it is probable that the future economic benefits embodied within the item will flow to the Company and the cost of the item can be measured reliably. All other costs are recognised in the income statement as an expense as incurred.

Increases in the carrying amount of property, plant and equipment are credited to a revaluation reserve. Decreases that offset previous increases of the same asset are charged against fair value reserves directly in equity; all other decreases are charged to the income statement. Each year the difference between the depreciation based on the revalued carrying amount of the asset charged to the income statement and depreciation based on the asset’s original cost is transferred to the revaluation reserve from retained earnings.

Depreciation

The depreciable amount of property, plant and equipment, is depreciated on a straight line basis over their useful lives to the Company commencing from the time the asset is held ready for use.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate
Leasehold improvements	2.5%
Plant and equipment	20-33%

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing proceeds with the carrying amount. These gains or losses are included in the income statement. When revalued assets are sold, amounts in the revaluation reserve relating to that asset is transferred to retained earnings.

14

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(d)	Impairment of Assets

At each reporting date, the Company reviews the carrying values of its tangible and intangible assets to determine whether there is any indication that those assets have been impaired. If such an indication exists, the recoverable amount of the asset, being the higher of the asset’s fair value less costs to sell and value in use, is compared to the asset’s carrying value. Any excess of the asset’s carrying value over its recoverable amount is expensed to the income statement.

Where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the cash-generating unit to which the asset belongs.

(e)	Employee Benefits

Provision is made for the Company’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits that are expected to be settled within one year have been measured at the amounts expected to be paid when the liability is settled, plus related on-costs. Employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.

(f)	Leases

Leases of fixed assets where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership are classified as finance leases.

Finance leases are capitalised by recording an asset and a liability at the lower of the amounts equal to the fair value of the leased property or the present value of the minimum lease payments, including any guaranteed residual values. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.

Leased assets are depreciated on a straight-line basis over the shorter of their estimated useful lives or the lease term.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

15

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

1.	STATEMENT OF ACCOUNTING POLICIES (Cont.)

(g)	Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts.

(h)	Revenue

Revenue from the sale of goods is recognised upon delivery of goods to the customer.

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

All revenue is stated net of the amount of goods and services tax (GST).

(i)	Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the Australian Taxation Office. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the balance sheet are shown inclusive of GST.

Cash flows are presented in the cash flow statement on a gross basis, except for the GST component of investing and financing activities, which are disclosed as operating cash flows.

Critical accounting estimates and judgments

The Directors evaluate estimates and judgments incorporated into the financial report based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both externally and within the Company.

16

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 Unaudited $
2.	REVENUE

	Operating activities:
	Sale of goods	4,008,315	5,381,317

	Other activities:
	Interest income	751	7,390
	Realised currency gain	8,434	38,854

		9,185	46,244

3.	OTHER EXPENSES

	Travel	125,557	81,135
	Maintenance	196,638	274,338
	Service	139,499	168,738
	Consulting	245,067	121,117
	Insurance	80,745	73,594
	Selling	665,865	719,603
	Administration	519,550	1,267,471

		1,972,921	2,705,996

17

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 Unaudited $
4.	INCOME TAX EXPENSE

	The prima facie tax on loss before income tax is reconciled to the income tax as follows:

	Prima facie tax on loss before income tax at 30% (2005: 30%)	(258,279)	(840,013)

	Add:
	Tax effect of:
	Allocation of income tax credit/(debit) to the ultimate parent entity under the tax sharing agreement	258,279	(48,211)
	Deferred tax asset not recognised	—	888,224

	Income tax expense/ (benefit)	—	—

PharmAust Ltd (the ultimate parent entity) and its wholly-owned subsidiaries (which includes Mimotopes Pry Ltd) have formed an income tax consolidated regime. Each entity in the group recognises its own current and deferred tax liabilities, except for any deferred tax liabilities resulting from unused tax losses and tax credits which are immediately assumed by the parent entity. The current tax liability of each group entity is then subsequently assumed by the parent entity. The tax consolidated group has entered a tax sharing agreement whereby each company in the group contributes to the income tax payable in proportion to their contribution to the net profit before tax of the tax consolidated group.

18

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 $
5.	TRADE AND OTHER RECEIVABLES

	Trade debtors	598,530	556,922
	Provision for doubtful debts	(41,000)	(41,000)

		557,530	515,922

	GST receivables	—	38,693
	Other related parties	60,720	—
	Other debtors	13,481	13,032

		74,201	51,725

		631,731	567,647

6.	OTHER CURRENT ASSETS
	Prepayments	3,406	25,620

7.	PROPERTY, PLANT AND EQUIPMENT

	Plant and equipment
	Cost	79,030	28,310
	Independent valuation (December 2005)	1,185,965	—
	Accumulated depreciation	(140,768)	—

		1,124,227	28,310

	Leasehold improvements
	Independent valuation (December 2005)	1,900,000	—
	Accumulated depreciation	(23,750)	—

		1,876,250	—

		3,000,477	28,310

Movements in Carrying Amounts

	Plant and Equipment $	Leasehold Improvements $	Total $
Balance at the beginning of year	28,310	—	28,310
Additions	50,720	—	50,720
Revaluation increments	1,185,965	1,900,000	3,085,965
Depreciation expense	(140,768)	(23,750)	(164,518)

Carrying amount at end of year	1,124,227	1,876,250	3,000,477

19

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 $
8.	TRADE AND OTHER PAYABLES

	CURRENT
	Trade creditors and accruals	497,696	457,592
	Deferred revenue	—	325,241
	Sundry creditors	5,833	—
	Other related parties	99,287	—

		602,816	782,833

	NON CURRENT
	Amounts payable to: - Other related parties	668,301	263,995

9.	PROVISIONS

	SHORT-TERM

	Provision for employee entitlements	109,938	32,755

	LONG-TERM

	Provision for employee entitlements	6,078	1,161

20

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 Unaudited $
10.	BORROWINGS

	SHORT-TERM
	Hire purchase creditors	3,050	—

	LONG-TERM
	Hire purchase creditors	11,442	—

11.	CONTRIBUTED EQUITY

	Fully paid ordinary shares	1	1

	Reconciliation
	At the beginning of reporting period	1	5,682,070
	Shares issued during the year	—	6,269,825
	Cancellation of issued capital	—	(11,951,894)

	At reporting date	1	1

12.	NOTES TO THE CASH FLOW STATEMENT

(a)	Reconciliation of cash

For the purpose of the cash flow statement, cash includes cash on hand and in banks and investments in money market instruments, net of outstanding bank overdrafts. Cash at the end of the financial period as shown in the cash flow statement is reconciled to the related items in the balance sheet as follows:

Cash at bank and on hand	151,751	619,873

21

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 Unaudited $
12.	NOTES TO THE CASH FLOW STATEMENT (CONT.)

	(b) Reconciliation of net cash provided by operating activities to loss after tax

	Loss after tax	(860,931)	(2,800,043)

	Depreciation	164,518	469,279

	Movement in assets and liabilities
	Receivables	(64,094)	86,875
	Payables	(180,008)	(1,117,747)
	Other assets	22,214	231,994
	Provisions	82,100	(957,483)

	Net cash used in operating activities	(836,201)	(4,087,125)

(c)	Non Cash Investing and Financing Activities

During the year plant and equipment was purchased by way of finance leases for $17,045 (2005:nil).

22

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 Unaudited $
13.	COMMITMENTS

	Hire Purchase Liabilities
	Payable not later than one year	4,296	—
	Payable later than one year but not later than five years	13,245	—

	Total payments	17,541	—
	Less future finance charges	(3,049)	—

	Total hire purchase liabilities	14,492	—

	Operating Lease Commitments
	Non-cancellable operating leases contracted for but not capitalised in the financial statements
	Payable not later than one year	160,138	154,450
	Payable later than one year but not later than five years	250,995	386,433

	Total operating lease commitments	411,133	540,883

23

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

14.	KEY MANAGEMENT PERSONNEL

(a)	Key management personnel

The directors of the Company during the year were -

Mr Ron Deane (Chairman)

Dr Paul D’Sylva

Dr Wayne Best

Other key management personnel of the Company -

Mr Wayne Sampson

Mr Nick Ede

Mr Jim Eadie

(b)	Key management personnel remuneration

2006

	Salary	Super- annuation	Bonus	Non-cash Benefits	Other	Total
Total	275,392	36,388	—	—	1,400	313,180

2005 (Unaudited)
	Salary	Super- annuation	Bonus	Non-cash Benefits	Other	Total
Total	263,427	23,708	—	—	—	287,135

(c)	Other transactions with key management personnel

There were no other transactions with key management personnel of the Company.

24

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

		2006 $	2005 Unaudited $
15.	RELATED PARTY TRANSACTIONS

	Transactions between related parties are on normal commercial terms and conditions no more favourable than those available parties unless otherwise stated.

	The ultimate parent entity is PharmAust Limited.

	Intercompany receivables:
	- PharmAust Limited	23,760	—
	- Epichem Pty Ltd	36,960	—

		60,720	—

	Intercompany payables:
	- PharmAust Limited	714,579	263,995
	- Epichem Pty Ltd	36,509	—
	- PharmAust Chemistry	16,500	—

		767,588	263,995

	Transactions with related parties:
	Other related parties
	Sales - Fisher	—	772,082
	Sales - Epichem Pty Ltd	33,600	—
	Purchases - Epichem Pty Ltd	88,484	105,085

		122,084	877,167

25

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

16.	FINANCIAL INSTRUMENTS

(a)	Interest rate risk

2006

	Rates	Variable	1 year	Fixed 1 to 5 years	Non-interest	Total
Financial Assets
Cash and cash equivalents	0.03%	57,178	—	—	94,573	151,751
Trade and other receivables	—	—	—	—	631,731	631,731

		57,178	—	—	726,304	783,482

Financial Liabilities
Trade and other payables	—	—	—	—	1,271,117	1,271,117
Hire purchase creditors	9.50%	—	3,050	11,442	—	14,492
Provisions	—	—	—	—	116,016	116,016

		—	3,050	11,442	1,387,133	1,401,625

Net Financial Assets/(Liabilities)		57,178	(3,050)	(11,442)	(660,829)	(618,143)

2005 (Unaudited)
	Rates	Variable	1 year	Fixed 1 to 5 years	Non-interest	Total
Financial Assets
Cash and cash equivalents	—	—	—	—	619,873	619,873
Trade and other receivables	—	—	—	—	567,647	567,647

		—	—	—	1,187,520	1,187,520

Financial Liabilities
Trade and other payables	—	—	—	—	1,046,828	1,046,828
Provisions	—	—	—	—	33,916	33,916

		—	—	—	1,080,744	1,080,744

Net Financial Assets/(Liabilities)		—	—	—	106,776	106,776

26

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

16.	FINANCIAL INSTRUMENTS (CONT.)

(b)	Credit risk

The maximum exposure to credit risk, excluding the value of any collateral or other security, at balance date to recognised financial assets is the carrying amount net of any provisions for doubtful debts, as disclosed in the balance sheet and notes to the financial statements.

(c)	Net fair values

The net fair value of financial assets and liabilities of the Company approximates their carrying amount.

The Company has no financial assets and liabilities where the carrying amount exceeds the net fair value at balance date.

No financial assets and financial liabilities are readily traded on organised markets in standardised form.

The aggregate net fair values and carrying amounts of financial assets and financial liabilities are disclosed in the balance sheet and in the notes to the financial statements.

17.	SEGMENT REPORTING

Primary Reporting – Business Segments

The Company only operates in one business segment, being the processing and sale of research grade peptide products.

27

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

17.	SEGMENT REPORTING (Cont.)

Secondary Reporting – Geographical Segments

The Company generates revenue primarily in Australia, Asia, Europe and USA. Sales to other countries are immaterial.

2006	Australia $	Asia $	USA $	Europe $	Total $
REVENUE
Segment Revenue from operating activities	1,047,011	254,082	1,870,110	837,112	4,008,315

ASSETS
Segment assets	3,787,365	—	—	—	3,787,365

OTHER
Segment assets revalued	3,085,965	—	—	—	3,085,965
Segment assets acquired	50,720	—	—	—	50,720
Segment depreciation and amortisation	(164,518)	—	—	—	(164,518)

2005 (Unaudited)	Australia $	Asia $	USA $	Europe $	Total $
REVENUE
Segment Revenue from operating activities	1,056,542	463,083	3,208,295	653,397	5,381,317

ASSETS
Segment assets	1,241,450	—	—	—	1,241,450

OTHER
Segment assets acquired	28,310	—	—	—	28,310
Segment depreciation and amortisation	(469,279)	—	—	—	(469,279)

28

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

18.	EVENTS SUBSEQUENT TO THE REPORTING DATE

On 25 July 2006, Nick Hagan was appointed to the role of Chief Executive Officer of the Company.

On 6 October 2006, the Chief Operating Officer Wayne Sampson was made redundant.

19.	CONTINGENT LIABILITIES

There were no contingent liabilities at the reporting date.

20.	RECONCILIATION WITH US GAAP

(a)	Reconciliation of Income Statement under AIFRS and US GAAP

INCOME STATEMENT

For the year ended 30 June 2006

	2006 Audited IFRS $A	Reconciliation Adjustments $A		2006 US GAAP $A
Revenue	4,008,315	—		4,008,315
Other income	9,185	—		9,185
Raw materials and consumables used	(539,296)	—		(539,296)
Employee benefits expense	(2,201,696)	—		(2,201,696)
Depreciation expense	(164,518)	144,213	(i)	(20,305)
Other expenses	(1,972,921)	—		(1,972,921)

Loss before income tax expense	(860,931)	144,213		(716,718)
Income tax expense	—	—		—

Loss after income tax expense	(860,931)	144,213		(716,718)

29

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

20.	RECONCILIATION WITH US GAAP (Cont.)

(b)	Reconciliation of Balance Sheet under AIFRS and US GAAP

BALANCE SHEET

As at 30 June 2006

	2006 Audited IFRS $A	Reconciliation Adjustments $A		2006 US GAAP $A
CURRENT ASSETS
Cash and cash equivalents	151,751	—		151,751
Trade and other receivables	631,731	—		631,731
Other current assets	3,406	—		3,406

TOTAL CURRENT ASSETS	786,888	—		786,888

NON CURRENT ASSETS
Property, plant and equipment	3,000,477	(2,941,752	)(i)	58,725

TOTAL NON CURRENT ASSETS	3,000,477	(2,941,752)		58,725

TOTAL ASSETS	3,787,365	(2,941,752)		845,613

CURRENT LIABILITIES
Trade and other payables	602,816	—		602,816
Short-term provisions	109,938	—		109,938
Short-term borrowings	3,050	—		3,050

TOTAL CURRENT LIABILITIES	715,804	—		715,804

NON CURRENT LIABILITIES
Trade and other payables	668,301	—		668,301
Long-term provisions	6,078	—		6,078
Long-term borrowings	11,442	—		11,442

TOTAL NON CURRENT LIABILITIES	685,821	—		685,821

TOTAL LIABILITIES	1,401,625	—		1,401,625

NET ASSETS/(LIABILITIES)	2,385,740	(2,941,752)		(556,012)

CONTRIBUTED EQUITY
Contributed equity	1	—		1
Reserves	2,941,752	(2,941,752	)(i)	—
Retained earnings	(556,013)	—		(556,013)

TOTAL EQUITY/(DEFICIENCY)	2,385,740	(2,941,752)		(556,012)

30

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

20.	RECONCILIATION WITH US GAAP (Cont.)

(b)	Reconciliation of Balance Sheet under AIFRS and US GAAP (Cont.)

Explanation of reconciliation adjustments

(i)	Property, plant and equipment

The Company previously revalued certain of its buildings and plant and equipment. Any revaluation increments and decrements are included in the Company’s reserves that form part of total equity. Revalued buildings and plant and equipment are depreciated over their estimated useful lives to the Company (land is not depreciated). Under US GAAP, revaluations of buildings and plant and equipment are not permitted. Accordingly, the revaluation increment on buildings and plant and equipment and the depreciation charges on revalued buildings and plant and equipment are adjusted back to their historical cost for US GAAP purposes.

21.	FIRST TIME ADOPTION OF AUSTRALIAN EQUIVALENTS TO INTERNATIONAL FINANCIAL REPORTING STANDARDS

For periods up to and including the year ended 30 June 2005, the Company prepared its financial statements in accordance with Australian generally accepted accounting practice (AGAAP). These financial statements for the year ended 30 June 2006 are the first the Company is required to prepare in accordance with Australian equivalents to International Financial Reporting Standards (AIFRS).

Accordingly, the Company has prepared financial statements that comply with AIFRS applicable for periods beginning on or after 1 January 2005. In preparing these financial statements, the Company has started from an opening balance sheet as at 1 July 2004, the Company’s date of transition to AIFRS, and made those changes in accounting policies and other restatements required by AASB 1 First-time adoption of AIFRS.

This note explains the principal adjustments made by the Company in restating its AGAAP balance sheet as at 1 July 2004 and its previously published AGAAP financial statements for the year ended 30 June 2005.

Effect of AIFRS on the balance sheet as at 1 July 2004 and 30 June 2005

No impact. There are no material differences between the balance sheet presented under AIFRS and the balance sheet presented under previous AGAAP as at 1 July 2004 and 30 June 2005.

Effect of AIFRS on the income statement for the financial year ended 30 June 2005

No impact. There are no material differences between the income statement presented under AIFRS and the income statement presented under previous AGAAP for the financial year ended 30 June 2005.

31

MIMOTOPES PTY LTD

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 30 June 2006

21.	FIRST TIME ADOPTION OF AUSTRALIAN EQUIVALENTS TO INTERNATIONAL FINANCIAL REPORTING STANDARDS (Cont.)

Effect of AIFRS on cashflow statement for the financial year ended 30 June 2005

No impact. There are no material differences between the cash flow statement presented under AIFRS and the cash flow statement presented under previous AGAAP for the financial year ended 30 June 2005.

22.	COMPANY DETAILS

The registered office and principal place of business of the Company is:

11 Duerdin Street

Clayton Victoria, 3168

32

EXHIBIT F

PRO FORMA FINANCIAL INFORMATION

The following tables present financial data after giving effect to the completion of Commonwealth Biotechnologies, Inc.’s (“CBI”) proposed acquisition of Mimotopes Pty Ltd (“Mimotopes”) from the parent company PharmAust Chemistry Ltd.

The pro forma financial data gives effect to the proposed acquisition under the purchase accounting method in accordance with accounting principles generally accepted in the United States (in United States dollars). The unaudited pro forma combined condensed consolidated financial statements combine the historical condensed consolidated financial statements of CBI and Mimotopes giving effect to the acquisition as if it had been effective on December 31, 2005 and September 30, 2006, with respect to the unaudited pro forma combined condensed consolidated balance sheet and statement of operations.

The information for the year ended December 31, 2005 is derived from the audited consolidated financial statements of CBI and the unaudited financial statements of Mimotopes. The information as of and for the nine months ended September 30, 2006 is derived from the unaudited, condensed financial statements of CBI and Mimotopes.

CBI does not expect to incur any reorganization or restructuring expenses as a result of the pending acquisition. However, CBI intends to employ Dr. Paul D’Sylva, who is currently serving as the Managing Director of Mimotopes, as Chief Executive Officer of the combined entity on a post-closing basis. The effect of the estimated acquisition costs of Mimotopes expected to be incurred in connection with the proposed acquisition has been reflected in the unaudited pro forma combined condensed consolidated balance sheets. CBI also anticipates that the acquisition will provide the combined company with certain future financial benefits that include reduced operation expenses and opportunities to earn more revenue. However, CBI does not reflect any of those anticipated cost savings or benefits in the pro forma financial information. Therefore, the pro forma financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not attempt to predict or suggest future results. The pro forma financial information also does not attempt to show how the combined company would actually have performed had the companies been combined throughout the periods presented, except for the effect of the employment of Dr. Paul D’Sylva mentioned above. CBI has included in the pro forma financial statements all the adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of results of the historical periods.

Given the information regarding the proposed acquisition, the actual consolidated financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected in this document because, among other reasons:

•	Assumptions used in preparing the pro forma financial data may be revised in the future due to changes in values of assets and changes in operating results between the dates of the unaudited pro forma financial data and the date on which the acquisition takes place; and

•	Adjustments may need to be made to the unaudited historical financial data upon which such pro forma data are based.

NOTE 1: PURCHASE PRICE

Assuming CBI issues 2,150,000 common shares in the transaction at an estimated price of $2.50 per share, the estimated total consideration to be paid for the Mimotopes acquisition would be $5.375 million plus anticipated acquisition costs of $350,000, totaling $5,725,000.

NOTE 2: ALLOCATION OF PURCHASE PRICE

The purchase price of Mimotopes has been allocated as follows (in thousands):

Fixed Assets	$2,189,474
Other Assets	681,297
Total Liabilities	(824,041)
Goodwill	3,678,270

Total purchase price	$5,725,000

NOTE 3: KEY TO PRO FORMA ADJUSTMENTS

Summarized below are the pro forma adjustments necessary to reflect the acquisition of Mimotopes based on the purchase method of accounting:

A.	Goodwill resulting from the purchase method of accounting (see Note 2).

B.	Issuance of common stock of 2,150,000 shares estimated at $2.50 per share plus anticipated acquisition costs of $350,000.

C.	Write up of fixed assets to fair market value.

D.	Elimination of inter company loan between PharmAust and Mimotopes.

E.	Additional expenditures associated with Dr. Paul D’Sylva as the new CEO of Commonwealth Biotechnologies.

F.	Elimination of Mimotopes stockholders’ equity.

G.	Valuation of trademarks, patents and other intangibles not yet performed.

Unaudited Pro Forma Combined Condensed

Consolidated Balance Sheet

As of September 30, 2006

	Commonwealth Biotechnologies	Mimotopes	Pro Forma Adjustments		Combined Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,629,847	$167,814	$—		$2,797,661
Accounts Receivable, net of allowance for doubtful accounts of approximately $90,000 for CBI and $41,000 for Mimotopes	957,596	504,789	—		1,462,385
Prepaid Expenses and other current assets	300,205	8,694	—		308,899

Total current assets	3,887,648	681,297	—		4,568,945

PROPERTY AND EQUIPMENT, NET	5,749,283	61,462	2,128,012	C	7,938,757

OTHER ASSETS
Mortgage Amortization	109,147	—	—		109,147
Intangible assets	70,883	—	—	G	70,883
Inter-company Loans PAA	—	296,741	(296,741)	D	—
Goodwill	490,000	—	3,678,270	A	4,168,270

Total other assets	670,030	296,741	3,381,529		4,348,300

TOTAL ASSETS	$10,306,961	$1,039,500	$5,509,541		$16,856,002

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current Liabilities of long-term debt	$517,676	$2,961	$—		$520,637
Accounts payable and other current liabilities	357,338	486,366	350,000	B	1,193,704
Deferred Compensation	12,682	321,242	—		333,924
Deferred revenue	18,977	—	—		18,977

Total current liabilities	906,673	810,569	350,000		2,067,242

Long-term debt less current maturities	3,843,022	13,472	—		3,856,494

Total liabilities	4,749,695	824,041	350,000		5,923,736

STOCKHOLDERS’ EQUITY
CBI – Common stock, no par value, 10,000,000 shares authorized, 2005 - 5,403,556 and 2004 - 3,203,556 shares issued and outstanding	—	—	—		—
Additional paid-in capital	15,791,415	—	5,375,000	B	21,166,415
Restricted Stock	(326,083)	—	—		(326,083)
Other Comprehensive Income/Loss	(14,757)	—	—		(14,757)
Retained Earnings/Accumulated (deficit)	(9,232,940)	316,999	(316,999)	F	(9,232,940)
Year To Date Income/(Loss)	(660,369)	(112,284)	112,284	F	(660,369)
Foreign Currency Translation	—	10,744	(10,744)	F	—

Total stockholder’s equity	5,557,266	215,459	5,159,541		10,932,266

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$10,306,961	$1,039,500	$5,509,541		$16,856,002

Unaudited Pro Forma Combined Condensed

Consolidated Statement of Operations

For the Nine Months ended September 30, 2006

	Commonwealth Biotechnologies	Mimotopes	Pro Forma Adjustments		Combined Pro Forma
REVENUE
Government Contracts	$2,374,718	$—	$—		$2,374,718
Peptide	—	2,019,610	—		2,019,610
Genetic Identity	1,280,499	—	—		1,280,499
Commercial Contracts	625,523	—	—		625,523
Clinical Testing	535,010	—	—		535,010
Lab Services	299,271	—	—		299,271
Synphase	—	53,925	—		53,925
Other Revenue	29,255	391,849	—		421,104

Total Revenue	5,144,276	2,465,384	—		7,609,660

COST OF GOODS
Direct Labor	1,325,740	646,992	—		1,972,732
Direct Materials	859,223	407,440	—		1,266,663
Overhead	1,917,072	212,659	101,250		2,230,981
Discovery Partnerships	—	113,260	—		113,260

Total Cost of Goods	4,102,035	1,380,351	101,250		5,583,636

Gross Profit	1,042,241	1,085,033	(101,250)		2,026,024

Selling, General and Administrative	1,556,998	1,185,071	215,500	E	2,957,569

Operating loss	(514,757)	(100,038)	(316,750)		(931,545)

OTHER INCOME (EXPENSE)
Other Income	79,063	472	—		79,535
Other Expense	(224,675)	(12,722)	—		(237,397)

Total Other Income/(Expense)	(145,612)	(12,250)	—		(157,862)

Net Loss	$(660,369)	$(112,288)	$(316,750)		$(1,089,407)

Loss per common share, basic and diluted	$(0.20)	$—	$(0.15)		$(0.20)

Unaudited Pro Forma Combined Condensed

Consolidated Balance Sheet

As of December 31, 2005

	Commonwealth Biotechnologies	Mimotopes	Pro Forma Adjustments		Combined Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,811,129	$52,786	$—		$2,863,915
Accounts Receivable, net of allowance for doubtful accounts of approximately $90,000 for CBI and $41,000 for Mimotopes	1,342,292	737,184	—		2,079,476
Prepaid Expenses and other current assets	122,927	2,424	—		125,351

Total current assets	4,276,348	792,394	—		5,068,742

PROPERTY AND EQUIPMENT, NET	5,971,730	42,120	2,128,012	C	8,141,862

OTHER ASSETS
Mortgage Amortization	87,675	—	—		87,675
Intangible assets	317,879	—	—	G	317,879
Inter-company Loans PAA	—	172,928	(172,928)	D	—
Goodwill	490,000	—	3,466,547	A	3,956,547

Total Other Assets	895,554	172,928	3,293,619		4,362,101

TOTAL ASSETS	$11,143,632	$1,007,442	$5,421,631		$17,572,705

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current Liabilities of long-term debt	$512,729	$2,894	$—		$515,623
Accounts payable and other current liabilities	406,370	384,440	350,000	B	1,140,810
Deferred Compensation	126,830	129,193	—		256,023
Deferred revenue	57,904	176,559	—		234,463
Interest payable	16,689	—	—		16,689

Total current liabilities	1,120,522	693,086	350,000		2,163,608

Long-term debt less current maturities	4,006,510	10,987	—		4,017,497

Total liabilities	5,127,032	704,073	350,000		6,181,105

STOCKHOLDERS’ EQUITY
CBI – Common stock, no par value, 10,000,000 shares authorized, 2005 - 5,403,556 and 2004 - 3,203,556 shares issued and outstanding	—	—	—		—
Additional paid-in capital	15,489,370	—	5,375,000	B	20,864,370
Restricted Stock	(191,556)	—	—		(191,556)
Other Comprehensive Income/Loss	(48,275)	—	—		(48,275)
Accumulated (deficit)	(9,312,062)	—	—		(9,312,062)
Year To Date Income/(Loss)	79,123	316,999	(316,999)	F	79,123
Foreign Currency Translation	—	(13,630)	13,630	F	—

Total stockholder’s equity	6,016,600	303,369	5,071,631		11,391,600

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,143,632	$1,007,442	$5,421,631		$17,572,705

Unaudited Pro Forma Combined Condensed

Consolidated Statement of Operations

For the Year ended December 31, 2005

	Commonwealth Biotechnologies	Mimotopes	Pro Forma Adjustments		Combined Pro Forma
REVENUE
Government Contracts	$4,223,554	$—	$—		$4,223,554
Peptide	—	1,935,918	—		1,935,918
Genetic Identity	1,968,090	—	—		1,968,090
Synphase	—	680,407	—		680,407
Lab Services	623,473	—	—		623,473
Commercial Contracts	593,053	—	—		593,053
Clinical Services	328,272	—	—		328,272
Other Revenue	66,449	367,213	—		433,662

Total Revenue	7,802,891	2,983,538	—		10,786,429

COST OF GOODS
Direct Labor	1,868,806	616,840	—		2,485,646
Direct Materials	1,292,943	295,622	—		1,588,565
Overhead	2,331,916	336,926	135,000		2,803,842
Discovery Partnerships	—	247,600	—		247,600

Total Cost of Goods	5,493,665	1,496,988	135,000		7,125,653

Gross Profit	2,309,226	1,486,550	(135,000)		3,660,776

Selling, General and Administrative	2,056,188	1,203,172	215,500	E	3,474,860

Operating income/loss	253,038	283,378	(350,500)		185,916

OTHER INCOME (EXPENSE)
Other Income	68,404	33,620	—		102,024
Other Expense	(242,319)	—	—		(242,319)

Total Other Income/(Expense)	(173,915)	33,620	—		(140,295)

Net Income/(Loss)	$79,123	$316,998	$(350,500)		$45,621

Income (Loss) per common share, basic and diluted	$0.02	$0.15	$(0.06)		$0.01

COMMONWEALTH BIOTECHNOLOGIES, INC. ATTN: ROBERT HARRIS 601 BIOTECH DRIVE RICHMOND, VA 23235

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Commonwealth Biotechnologies, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

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COMMONWEALTH BIOTECHNOLOGIES, INC.

Vote On Proposal					For	Against	Abstain

1.       To approve, for purposes of NASD Marketplace Rule 4350, an issuance of CBI common stock which will result in the acquisition of all outstanding securities of Mimotopes Pty Ltd, an Australian limited company and a wholly-owned subsidiary of PharmAust Chemistry Ltd, an Australian limited company. PharmAust Chemistry Ltd, in turn, is a wholly-owned subsidiary of PharmAust Limited, a limited company listed on the Australian Stock Exchange. This acquisition will occur subject to the terms of a Stock Purchase Agreement, dated November 24, 2006, by and between PharmAust Chemistry Ltd, PharmAust Limited and CBI. CBI’s Board of Directors unanimously recommends the approval of this proposal.

					☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

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Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

SPECIAL MEETING OF SHAREHOLDERS

February 9, 2007

The undersigned hereby appoints Richard J. Freer, Ph.D. and Robert B. Harris, Ph.D., or either of them, with power of substitution, as proxies to vote all stock of Commonwealth Biotechnologies, Inc. (“CBI”) owned by the undersigned at the Special Meeting of Shareholders to be held on February 9, 2007, at 10:00 a.m. at 601 Biotech Drive, Richmond, Virginia, and any adjournment thereof, on the matter liated on the reverse side as indicated on the reverse side and such other business as may properly come before the meeting.

IN THEIR DISCRETION, THE PROXIES NAMED ABOVE MAY VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY MUST BE DATED AND SIGNED. THIS PROXY IS SOLICITED ON BEHALF OF CBI’S BOARD OF DIRECTORS.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the issuance of CBI common stock to PharmAust Chemistry Ltd to consummate the acquisition of all of the outstanding securities of Mimotopes Pty Ltd, all in accordance with the terms of the Stock Purchase Agreement among PharmAust Chemistry Ltd, PharmAust Limited and CBI, dated November 24, 2006.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)